                                                                   EXHIBIT 10.37



                   COMMON STOCK AND OPTION PURCHASE AGREEMENT



                                  BY AND AMONG



                              DIEDRICH COFFEE, INC.

                                    "COMPANY"



                                       AND



                      FRANCHISE MORTGAGE ACCEPTANCE COMPANY

                                   "PURCHASER"



                                  APRIL 3, 1998

                                TABLE OF CONTENTS

                                                                                        PAGE
        1.     DEFINITIONS...............................................................1

        2.     PURCHASE AND SALE OF STOCK................................................3
               2.1 Sale and Issuance of Common Stock.....................................3
               2.2 Closing...............................................................3

        3.     RIGHT TO PURCHASE.........................................................3
               3.1 Right to Purchase.....................................................3
               3.2 Exercise of Option....................................................3
               3.3 Exercise Prices.......................................................3
               3.4 Procedure.............................................................4
               3.5 Form of Payment: "Cashless" Exercise..................................4
               3.6 Protection Against Dilution...........................................4
               3.7 Reservation of Common Stock...........................................6
               3.8 Transferability of The Option.........................................6
               3.9 No Rights as Stockholder..............................................7

        4.     REPRESENTATIONS AND WARRANTIES OF THE PURCHASER...........................7
               4.1 Reliance Upon Purchaser's Representations.............................7
               4.2 Receipt of Information................................................8
               4.3 Investment Experience.................................................8
               4.4 Organization; Good Standing; Qualification...........................8
               4.5 Authorization; No Conflict............................................8
               4.6 Restricted Securities.................................................8
               4.7 Legend................................................................9
               4.8 No Conflict...........................................................9

        5.     REPRESENTATIONS AND WARRANTIES OF THE COMPANY.............................9
               5.1 Valid Issuance of Shares..............................................9
               5.2 Organization; Good Standing; Qualification............................9
               5.3 Authorization; No Conflict............................................9
               5.4 Governmental Consents................................................10
               5.5 Capitalization.......................................................10
               5.6 Registration Rights..................................................10
               5.7 Registration Statement...............................................10

        6.     CONDITIONS OF THE COMPANY'S OBLIGATIONS AT CLOSING.......................10
               6.1 Representations and Warranties.......................................10

        7.     CONDITIONS OF PURCHASER'S OBLIGATIONS AT CLOSING.........................10
               7.1 Representations and Warranties.......................................11



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
        8.     REGISTRATION RIGHTS......................................................11
               8.1 Company Registration.................................................11
               8.2 Demand Registration..................................................12
               8.3 Expenses of Registration.............................................15
               8.4 Company Obligations..................................................15
               8.5 Indemnification......................................................16
               8.6 Information by Holder................................................18
               8.7 Transfer or Assignment of Registration Rights........................18
               8.8 "Market Stand-Off" Agreement.........................................19
               8.9 Allocation of Registration Opportunities.............................19
               8.10 Delay of Registration...............................................19
               8.11 Termination of Registration Rights..................................20

        9.     MARKET TRADING...........................................................20

        10.    MISCELLANEOUS............................................................20
               10.1 Entire Agreement....................................................20
               10.2 Survival of Warranties..............................................20
               10.3 Governing Law.......................................................20
               10.4 Counterparts........................................................20
               10.5 Titles and Subtitles................................................20
               10.6 Severability........................................................21
               10.7 Expenses............................................................21
               10.8 Attorneys' Fees.....................................................21
               10.9 Amendment and Waivers...............................................21
               10.10 Successors and Assigns.............................................21
               10.11 Notices............................................................21
               10.12 California Corporate Securities Law................................23



                                    SCHEDULES

        A.      Registration Rights Agreements



                                    EXHIBITS


        1. Representative's Warrant Agreement By And Between The Company And The Boston Group, L.P., Dated As Of September 17, 1996

        2. Warrant Granted To Nuvrty, Inc., A Colorado Corporation, Dated September 30, 1997

                              DIEDRICH COFFEE, INC.
                   COMMON STOCK AND OPTION PURCHASE AGREEMENT

        THIS COMMON STOCK AND OPTION PURCHASE AGREEMENT (this "AGREEMENT") is made as of the 3rd day of April, 1998, (the "EFFECTIVE DATE") by and between Diedrich Coffee, Inc., a Delaware corporation (the "COMPANY") and Franchise Mortgage Acceptance Company, a Delaware corporation (the "PURCHASER"). In consideration of the mutual promises and covenants set forth herein, and pursuant to the terms and subject to the conditions hereinafter set forth, the parties agree as follows:

                                    RECITALS

        A. The Company is a leading roaster, wholesaler and retailer of premium coffee.

        B. The Company needs working capital to enable it to complete its turnaround and position the Company for growth.

        C. The Purchaser is a sophisticated investor within the meaning of the securities laws and wishes to invest in the Company on the terms and conditions described below.

1.      DEFINITIONS

        As used in this Agreement, the following terms shall have the meanings set forth below:

        "AFFILIATE" shall mean a person or entity controlling, controlled by, or under common control with a specified person.

        "COMMISSION" shall mean the Securities and Exchange Commission.

        "COMMON STOCK" shall mean the Company's common stock, par value $0.01 per share.

        "DETERMINATION DATE" shall mean the date on which the Company receives the Purchaser's written notice of an exercise of the Option pursuant to Section
3.4 hereof.

        "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

        "EXERCISE SHARES" shall mean those shares of Common Stock with respect to which the Option is being exercised.

        "EXTENSION DATE" shall mean the first date on which a Registration Statement of the Company on a form permitting resales, in which participation was offered to the Holders of Registrable Securities, is declared effective.

        "FORM S-3" shall mean a Form S-3 registration statement under the Securities Act, or any similar successor form.

        "HOLDER" shall mean the Purchaser and any Holder of Registrable Securities to whom the registration rights conferred by this Agreement have been transferred in compliance with Section 8.7 hereof.

        "INITIATING HOLDER" shall mean any Holder or Holders who in the aggregate hold not less than fifty-one percent (51%) of the outstanding Registrable Securities.

        "OPTION" shall have the meaning set forth in Section 3.1.

        "OPTION SHARES" shall have the meaning set forth in Section 3.1.

        "OTHER STOCKHOLDERS" shall mean persons other than Holders who, by virtue of agreements with the Company, are entitled to include their securities in certain registrations hereunder.

        "REGISTRABLE SECURITIES" shall mean the following shares of Common Stock of the Company: (i) the Shares, (ii) the Option Shares, and (iii) any Common Stock issued as a dividend or other distribution with respect to or in exchange for or in replacement of the Shares or Option Shares, provided, however, that Registrable Securities shall not include any shares of Common Stock which have previously been registered or which have been sold either pursuant to a registration statement or Rule 144, or which have been sold in a private transaction in which the transferor's registration rights under this Agreement are not assigned.

        "REGISTER," "REGISTERED" and "REGISTRATION" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

        "REGISTRATION EXPENSES" shall mean all expenses incurred in effecting any registration pursuant to this Agreement, including, without limitation, all registration, qualification, and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, and expenses of any regular or special audits incident to or required by any such registration, but shall not include Selling Expenses and the compensation of regular employees of the Company, which shall be paid in any event by the Company.

        "RULE 145" shall mean Rule 145 as promulgated by the Commission under the Securities Act, as such rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

        "RULE 415" shall mean Rule 415 as promulgated by the Commission under the Securities Act, as such rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

        "SECURITIES" shall mean the Shares, the Option and the Option Shares.

        "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

        "SELLING EXPENSES" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities and fees and disbursements of counsel for any Holder (other than the fees and disbursements of counsel included in Registration Expenses).

        "SHARES" shall have the meaning set forth in Section 2.1.

2.      PURCHASE AND SALE OF STOCK

        2.1    SALE AND ISSUANCE OF COMMON STOCK.

               Subject to the terms and conditions of this Agreement, the Purchaser shall purchase at the Closing, and the Company shall issue and sell to the Purchaser at the Closing, 200,000 shares of the Common Stock (the "SHARES") at a per share purchase price of $6.375, which is equal to the closing sale price per share for the Common Stock on the Nasdaq National Market on March 30, 1998 as reported in the Transaction Index of the Wall Street Journal.

        2.2    CLOSING.

               (a) The purchase and sale of the Shares shall take place at the offices of the Company in Irvine, California, at 2:00 p.m., on April 3, 1998, subject to satisfaction or waiver of all the conditions set forth in Sections 5 and 6; or at such other time and place as the Company and the Purchaser shall mutually agree, either orally or in writing (which time and place are designated as the "CLOSING").

               (b) At the Closing, the Company shall instruct its transfer agent to deliver to the Purchaser a certificate representing the Shares that such Purchaser is purchasing against payment of the purchase price in good funds therefor by wire transfer or such other form of payment as shall be mutually agreed upon by the Purchaser and the Company.

3.      RIGHT TO PURCHASE

        3.1    RIGHT TO PURCHASE.

               After the Closing, the Purchaser shall also have the right to purchase from the Company One Hundred Thousand (100,000) shares of Common Stock (as presently constituted and subject to subsequent adjustments for stock splits, stock dividends, reverse stock splits and similar transactions) (the "OPTION SHARES") on the terms and conditions set forth in this Section 3 (the "OPTION").

        3.2    EXERCISE OF OPTION.

               The purchase rights represented by the Option are exercisable by the Purchaser in whole or in part, but not less than 25,000 shares at a time (or such lesser number of shares which may then constitute the maximum number purchasable; such number being subject to adjustment as provided in Section 3.6 below), at any time, or from time to time during the term commencing on the Effective Date and ending at 5:00 p.m. Pacific standard time on the day that is two (2) years after the Effective Date, and shall be void thereafter.

        3.3    EXERCISE PRICES.

               The Option may be exercised as follows: Fifty thousand (50,000) shares shall be exercisable at $10.00 per share of Common Stock and Fifty Thousand (50,000) shares shall be exercisable at $12.50 per share of Common Stock, each as adjusted from time to time pursuant to Section 3.6 hereof (the "EXERCISE PRICES").

        3.4    PROCEDURE.

               Upon receipt by the Company of the Purchaser's written notice of exercise, which notice shall contain the number of Option Shares to be exercised and the Exercise Price, the Company shall, within ten (10) days from the date of the Company's receipt of such notice issue and deliver to the Purchaser certificates evidencing the Option Shares. For the purpose of this Section 3.4, the purchase shall be deemed to occur at the close of business on the Determination Date. In the event that the Purchaser shall elect to exercise its right with respect to less than the entire number of shares covered by the Option, such partial exercise shall not be interpreted to prevent the Purchaser or its transferees, successors or assignees from asserting the then unexercised rights or constitute a waiver of such unexercised rights.

        3.5    FORM OF PAYMENT: "CASHLESS" EXERCISE.

               The payment for the Option Shares with respect to which the Option is exercised shall be made by surrendering a portion of the Option Shares with respect to which the Option is exercised. The value attributed to Option Shares so surrendered shall be the closing sale price for the Common Stock on the Nasdaq National Market as reported in the Transaction Index of the Wall Street Journal on the Determination Date. By way of illustration only, and without limitation thereto, if the Purchaser exercises 50,000 Option Shares with an exercise price of $10.00 per share of Common Stock, and the closing sale price for the Common Stock on the Nasdaq National Market, as reported in the Transaction Index of the Wall Street Journal on the Determination Date is $20.00, the Purchaser shall surrender 25,000 Option Shares and receive a certificate evidencing 25,000 Option Shares. No fractional shares or scrip representing fractional shares shall be issued upon exercise of the Option. In lieu of any fractional share to which the Purchaser would otherwise be entitled, the Company shall make a cash payment equal to the product of the sale price set forth above and such fraction.

        3.6    PROTECTION AGAINST DILUTION.

               (a) ADJUSTMENT FOR STOCK SPLITS AND COMBINATIONS. If the Company at any time or from time to time after the Effective Date effects a subdivision of the outstanding Common Stock the numbers of shares of Common Stock available for purchase upon exercise of the Option as of the effective time of such subdivision shall be proportionately increased, and the Exercise Prices per share then in effect immediately before the subdivision shall be proportionately decreased, and conversely, if the Company at any time or from time to time after the Effective Date combines the outstanding shares of Common Stock, the number of shares of Common Stock available for purchase upon exercise of this Option as of the effective time of such combination shall be proportionately decreased, and the Exercise Prices then in effect immediately before the combination shall be proportionately increased. Any adjustment under this Section 3.6(a) shall become effective as of the date and time the subdivision or combination becomes effective.

               (b) ADJUSTMENT FOR CERTAIN DIVIDENDS AND DISTRIBUTIONS. If the Company at any time or from time to time after the Effective Date makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the number of shares of Common Stock available for purchase upon exercise of the Option as of the record date for such dividend or distribution shall be proportionately increased and the Exercise Prices then in effect shall be proportionately decreased as of the time of such issuance or, in the event such a record date is fixed, as of the close of business on such record date, provided, however, that if such record date is fixed and such dividend is not fully paid, or if such distribution is not fully made on the date fixed therefor, the number of shares of Common Stock available for purchase upon exercise of the Option as of the record date and the Exercise Prices shall be computed to reflect that such dividend was not fully paid or that such distribution was not fully made as of the close of business on such record date and thereafter the number of Option Shares and the Exercise Prices shall be adjusted pursuant to this Section 3.6(b) as of the time of actual payment of such dividends or distributions.

               (c) ADJUSTMENTS FOR OTHER DIVIDENDS AND DISTRIBUTIONS. In the event the Company at any time or from time to time after the Effective Date makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Company other than shares of Common Stock, then and in each such event provision shall be made so that the Purchaser shall receive upon exercise of the Option, in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Company which the Purchaser would have received had the Option been fully exercised for Common Stock on the date of such event and had the Purchaser thereafter, during the period from the date of such event to and including the date of exercise retained such securities receivable by it as aforesaid during such period, subject to all other adjustments called for during such period under this Section 3.6 with respect to the Purchaser.

               (d) ADJUSTMENT FOR RECLASSIFICATION, EXCHANGE AND SUBSTITUTION. If the Common Stock issuable upon the exercise of the Option is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend or a reorganization, merger, consolidation or sale of assets, provided for elsewhere in this Section 3.6), then, and in any such event, the Purchaser shall have the right thereafter, upon exercise of the Option to receive the kind and amount of stock and other securities and property receivable upon such reorganization, reclassification or other change, in an amount equal to the amount that the Purchaser would have been entitled to had the Purchaser immediately prior to such reorganization, reclassification or change exercised the Purchaser's rights to purchase under the Option, but only at such time and to the extent the Option is actually exercised, all subject to further adjustment as provided herein.

               (e) REORGANIZATIONS, MERGERS, CONSOLIDATIONS OR SALES OR ASSETS. If at any time or from time to time there is a capital reorganization of the Common Stock (other than a recapitalization, subdivision, combination, reclassification or exchange of the Common Stock provided for elsewhere in this
Section 3.6) or merger or consolidation of the Company with or into another entity, or the sale of all or substantially all of the Company's properties and assets to any other person, then, as a part of such reorganization, merger, consolidation or sale, provision shall be made so that the Purchaser shall thereafter be entitled to receive, upon exercise of rights to purchase under the Option (but only to the extent such rights are exercised), the number of shares of stock or other securities or property of the Company, or of the successor entity resulting from such merger or consolidation or sale, to which a holder of Common Stock, or other securities, deliverable upon the exercise of purchase rights under the Option would otherwise have been entitled on such capital reorganization, merger, consolidation, or sale. In any such case, appropriate adjustments shall be made in the application of the provisions of this Section 3.6 (including adjustment of the Exercise Prices then in effect and number of shares purchasable) which shall be applicable after such events; provided, however, that any such adjustments shall be made so as to ensure that the provisions of this Section 3.6 applicable after such events shall be as equivalent as may be practicable to the provisions of this Section 3.6 applicable before such events.

               (f) OFFICER'S CERTIFICATE OF ADJUSTMENT. In any event of an adjustment or readjustment of the Exercise Prices, or the number of shares of Common Stock or other securities issuable upon exercise of the Option, the Company's chief financial officer, at the Company's expense, shall compute such adjustment or readjustment in accordance with the provisions hereof and shall prepare a certificate showing such adjustment or readjustment, and shall deliver such certificate as provided in Section 10.11, to the Purchaser's address as shown in the Company's books. The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based including a statement of (a) the consideration received or deemed to be received by the Company for any Common Stock issued or sold or deemed to have been issued or sold, (b) the Exercise Prices at the time in effect, and (c) the type and amount, if any, of other property which at the time would be received upon exercise of the Option. Notwithstanding the above, the Purchaser may select and cause independent public accountants of recognized standing also to compute such adjustment or readjustment in accordance with the provisions hereof and to prepare a certificate showing such adjustment or readjustment. If, by such computation, the Purchaser shall determine that the computation performed by the Company's chief financial officer was incorrect by at least five percent (5%) and such inaccuracy was prejudicial to the Purchaser, then, at the option of the Purchaser, the cost of the Purchaser's computation and certificate preparation shall be borne by the Company and shall be due and owing upon demand.

               (g) RESERVATION OF SHARES. The Company recognizes that the adjustments provided in this Section will alter the number of shares subject to purchase rights and agrees to adjust the appropriate number(s) of shares reserved pursuant to Section 3.7 for issuance upon exercise of the Option.

        3.7    RESERVATION OF COMMON STOCK.

               The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of issuance upon the exercise of the purchase rights under the Option, such number of shares of Common Stock as shall be issuable upon the exercise hereof.

        3.8    TRANSFERABILITY OF THE OPTION.

               (a) TRANSFER. Subject to Section 3.8(b), the Purchaser may make an assignment or transfer of the Option, in whole or in part, provided that such assignment or transfer is for a minimum of fifty percent (50%) of the Option Shares (the "TRANSFER"). Except as set forth in this



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Section 3.8(a), the Option is not assignable or transferable, in whole or in part, including, without limitation, by any holder subsequent to the Transfer (the "TRANSFER HOLDER"), and may not, directly or indirectly, be offered, transferred, sold, pledged, assigned, alienated, hypothecated or otherwise disposed of or encumbered (including without limitation by gift, operation of law or otherwise) other than by will or by the laws of descent and distribution to the estate of the Purchaser or Transfer Holder, if applicable, upon his or her death, provided that the deceased Purchaser's beneficiary, Transfer Holder's beneficiary or the representative of his or her estate acknowledge and agree in writing, in a form reasonably acceptable to the Company to be bound by this Agreement as if such beneficiary or estate were the Purchaser or Transfer Holder.

               (b) NOTICE OF PROPOSED TRANSFERS. Prior to any transfer or attempted transfer of the Option, the Purchaser shall give the Company written notice of his intention to do so, describing briefly the nature of any such proposed transfer. If, in the written opinion of counsel for the Purchaser, in form and substance reasonably satisfactory to the Company or its counsel, addressed to the Company or the Purchaser, the proposed transfer may be effected without registration of the Option, the Option may be transferred in accordance with the terms of said notice and in compliance with applicable state securities laws and regulations. The Company shall not be required to effect any such transfer prior to the receipt of such favorable opinion; provided that if the proposed transfer is governed by Rule 144 promulgated by the Commission, or any successor rule, such opinion shall not be required, but the Company may prevent such transfer until it receives evidence satisfactory to it and its counsel that the transfer complies with Rule 144. Each transfer shall comply with all applicable state securities laws and regulations.

        3.9    NO RIGHTS AS STOCKHOLDER.

               The Purchaser will have no voting or other rights as a stockholder of the Company with respect to any shares of Common Stock covered by the Option until the exercise of such Option and the issuance of a certificate or certificates to him for such shares of Common Stock. Except as expressly provided in Section 3.6(b), no adjustment will be made for dividends or other rights for which the record date is prior to the issuance of such certificate or certificates.

4.      REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

        The Purchaser hereby represents and warrants to the Company that:

        4.1    RELIANCE UPON PURCHASER'S REPRESENTATIONS.

               The Purchaser understands that the Securities are not registered under the Securities Act on the ground that the sale provided for in this Agreement and the issuance of securities hereunder is exempt from registration under the Securities Act pursuant to Section 4(2) thereof, and that the Company's reliance on such exemption is predicated on the Purchaser's representations set forth herein. The Purchaser realizes that the basis for the exemption may not be present if, notwithstanding such representations, the Purchaser has in mind merely acquiring the Securities for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. The Purchaser represents that such Purchaser has no such intention. The Securities to be acquired by the Purchaser hereunder will be acquired for Purchaser's own account for investment purposes and not with a view to or for sale in connection with any distribution of the Securities.

        4.2    RECEIPT OF INFORMATION.

               The Purchaser represents such Purchaser has received all the information such Purchaser considers necessary or appropriate for deciding whether to purchase the Securities. The Purchaser further represents that such Purchaser has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities, and the business, properties, prospects, and financial condition of the Company and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to such Purchaser or to which such Purchaser had access.

        4.3    INVESTMENT EXPERIENCE.

               The Purchaser represents that such Purchaser is experienced in evaluating and investing in private placement transactions of securities of companies and acknowledges that such Purchaser is able to fend for itself, can bear the economic risk of such Purchaser's investment in the Securities and can afford to sustain a total loss of such investment, and has such knowledge and experience in financial and business matters that such Purchaser is capable of evaluating the merits and risks of the investment in the Securities.

        4.4    ORGANIZATION; GOOD STANDING; QUALIFICATION.

               The Purchaser is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, has all requisite corporate power and authority to own and operate its properties and assets and to carry on its business as now conducted and to execute and deliver this Agreement. The Purchaser is duly qualified, is authorized to transact business and is in good standing as a foreign corporation in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business, properties, prospects, or financial condition.

        4.5    AUTHORIZATION; NO CONFLICT.

               All corporate action on the part of the Purchaser necessary for the authorization, execution and delivery of this Agreement and the performance of all obligations of the Purchaser hereunder has been taken or will be taken prior to the Closing. The execution, delivery, and performance by the Purchaser of this Agreement and the consummation of the transactions contemplated hereby will not result in any violation or default in any material respect of any provision of its organizational documents or in any material respect of any provision of any material mortgage, indenture, agreement, instrument, or contract to which it is a party.

        4.6    RESTRICTED SECURITIES.

               The Purchaser understands that the Securities may not be sold, transferred, or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Securities or an available exemption from registration under the Securities Act, the Securities must be held indefinitely. In particular, the Purchaser is aware that the Securities may not be sold pursuant to Rule 144 promulgated under the Securities Act unless all of the conditions of that Rule are met.



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

        4.7    LEGEND.

               Each certificate or other document evidencing any of the Shares and the Option Shares shall be endorsed with a legend substantially in the form set forth below:

                      "THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SUCH ACT, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

        4.8    NO CONFLICT.

               The execution, delivery, and performance by the Purchaser of this Agreement and the consummation of the transactions contemplated hereby will not result in any violation or default in any material respect of any provision of any material mortgage, indenture, agreement, instrument, or contract to which the Purchaser or his Affiliates are a party.

5.      REPRESENTATIONS AND WARRANTIES OF THE COMPANY

        The Company hereby represents and warrants to the Purchaser that:

        5.1    VALID ISSUANCE OF SHARES.

               The Shares and the Option Shares being purchased by the Purchaser hereunder, when issued, sold, and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid, and nonassessable, and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and under applicable state and federal securities laws.

        5.2    ORGANIZATION; GOOD STANDING; QUALIFICATION.

               The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, has all requisite corporate power and authority to own and operate its properties and assets and to carry on its business as now conducted and to execute and deliver this Agreement. The Company is duly qualified, is authorized to transact business and is in good standing as a foreign corporation in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business, properties, prospects, or financial condition.

        5.3    AUTHORIZATION; NO CONFLICT.

               All corporate action on the part of the Company necessary for the authorization, execution and delivery of this Agreement and the performance of all obligations of the Company hereunder has been taken or will be taken prior to the Closing. The execution, delivery, and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby will not result in any violation or default in any material respect of any provision of its organizational documents or in any material respect of any provision of any material mortgage, indenture, agreement, instrument, or contract to which it is a party.

        5.4    GOVERNMENTAL CONSENTS.

               No consent, approval, qualification, order or authorization of, or filing with, any (a) state or federal governmental authority or (b) stock exchange or market system is required on the part of the Company in connection with the Company's valid execution, delivery, or performance of this Agreement, the offer, sale or issuance of the Securities by the Company, except certain post-Closing filings which the Company agrees to make on a timely basis.

        5.5    CAPITALIZATION.

               As of March 31, 1998, there were 5,741,650 shares of the Common Stock outstanding. From such date to the Effective Date, there has not been any issuance by the Company of a material number of shares of the Common Stock.

        5.6    REGISTRATION RIGHTS.

               Except for registration rights provided pursuant to the agreements set forth on Schedule A hereto, the Company is presently not under any obligation and has not granted any rights to register under the Securities Act any of its presently outstanding securities or any of its securities that may subsequently be issued.

        5.7    REGISTRATION STATEMENT.

               The Company has a good faith intention to file a Form S-3 registering Common Stock to be offered for resale pursuant to Rule 415 within one hundred twenty (120) days of the Effective Date in response to a demand for registration from the Boston Group, L.P. pursuant to that certain
Representative's Warrant Agreement by and between the Company and the Boston Group, L.P., dated as of September 17, 1996, as amended.

6.      CONDITIONS OF THE COMPANY'S OBLIGATIONS AT CLOSING

               The obligations of the Company under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions, the waiver of which shall not be effective unless the Company consents in writing thereto.

        6.1    REPRESENTATIONS AND WARRANTIES.

               The representations and warranties of the Purchaser contained in
Section 4 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

7.      CONDITIONS OF PURCHASER'S OBLIGATIONS AT CLOSING

               The obligations of Purchaser under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions, the waiver of which shall not be effective unless the Purchaser consents in writing thereto.

        7.1    REPRESENTATIONS AND WARRANTIES.

               The representations and warranties of the Company contained in
Section 5 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

8.      REGISTRATION RIGHTS

        8.1    COMPANY REGISTRATION.

               (a) If the Company shall determine to register any of its Common Stock either for its own account or the account of Holders or Other Stockholders exercising their respective demand registration rights (other than pursuant to Section 8.2 hereof), other than a registration relating solely to employee benefit plans, or a registration relating to a corporate reorganization or other transaction under Rule 145, or a registration on any registration form that does not permit secondary sales (a "COMPANY REGISTRATION"), the Company will:

                      (i) promptly give to each Holder written notice thereof;
and

                      (ii) use its best efforts to include in such registration (and any related qualification under blue sky laws or other compliance), except as set forth in Sections 8.1(b) and (c) below, and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made by any Holder and received by the Company within ten (10) days after the written notice from the Company described in clause (i) above is mailed or delivered by the Company. Such written request may specify all or a part of such Registrable Securities.

               (b) If the registration of which the Company gives notice is for an offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to this Section 8.1. In such event, the right of any Holder to registration pursuant to this Section 8.1 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the Other Stockholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company which agreement shall include, without limitation, customary indemnities reasonably requested by the underwriter.

               Notwithstanding any other provision of this Section 8.1, the offer and sale of securities in a Company Registration may be effected through an offering not involving an underwriting, which shall be determined in the Company's sole discretion.

               (c) Notwithstanding any other provision of this Section 8.1, if the representative of the underwriters advises the Company in writing that marketing factors require a limitation on the number of shares to be underwritten, the representative may (subject to the limitations set forth below) exclude all Registrable Securities from, or limit the number of Registrable Securities to be included in, the registration and underwriting. The Company shall so advise all Holders and Other Stockholders requesting registration, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated first to the Company for securities being sold for its own account and thereafter as set forth in Section
8.9. If any person does not agree to the terms of any such underwriting, such person shall be excluded therefrom by written notice from the Company or the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

               (d) If shares are withdrawn from the registration or if the number of shares of securities to be included in a registration was previously reduced as a result of marketing factors and as a result the registration can accommodate additional securities, the Company shall then offer to all persons who have retained the right to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the additional number of shares the registration can accommodate, with such shares to be allocated among the persons requesting additional inclusion in accordance with Section 8.9 hereof.

               (e) Any Company registration and related offering shall be managed by the Company; the Company shall have the power to select the managing underwriter(s), if any, for such offering, and shall, in consultation with the managing underwriter(s), where applicable, have the power to determine the offering price, the underwriting discounts and commissions, the terms of the underwriting agreement, the timing of the registration and related offering, counsel to the Company, and all other administrative matters related to the registration and related offering. To the extent that the Holders participate in an underwritten Company registration and related offering pursuant to this
Section 8.1, the Holders shall enter into, and sell their Registrable Securities only pursuant to, the underwriting arranged by the Company, and shall either commit to attend the closing of the offering and take such other actions as may be reasonably necessary to effect the Holder's participation in the offering and to provide any assurances reasonably requested by the Company and the managing underwriter(s) in that regard, or shall deliver to the Company in custody certificates representing all Registrable Securities to be included in the registration and shall execute and deliver to the Company a custody agreement and a power of attorney, each in form and substance appropriate for the purpose of effecting the Holder's participation in the Company registration and related offering and otherwise reasonably satisfactory to the Company.

        8.2    DEMAND REGISTRATION.

               (a) REQUEST FOR REGISTRATION. The Company shall use its best efforts to qualify and remain qualified for registration of the Registrable Securities on a Form S-3 (or similar short-form registration statement). If the Company shall receive from Initiating Holders at any time or times not earlier than six (6) months after the Effective Date, a written request that the Company effect any registration, including, if so requested by the Initiating Holders, a registration under Rule 415, with respect to all, or a part of the Registrable Securities having aggregate proceeds of which (after deduction for underwriter's discounts and expenses related to the issuance) could reasonably be expected to exceed $500,000 (a "DEMAND REGISTRATION"), the Company will:

                      (i) promptly give written notice of the proposed registration to all other Holders; and

                      (ii) as soon as practicable, use its best efforts to effect such registration including, without limitation, filing post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws, and appropriate compliance with the Securities Act, as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request who, within ten (10) days after receipt of written notice from the Company of such request, deliver to the Company a request to include some or all of his, her or its Registrable Securities in the registration, stating the number of Registrable Securities proposed to be included (such Holders, collectively with the Initiating Holders, the "REGISTERING HOLDERS".)

               Each Holder desiring to participate in such registration shall deliver to the Company, within the time specified by the Company, such other information as may reasonably be requested by the Company.

        The Company shall not be obligated to effect, or to take any action to effect, any such registration pursuant to this Section 8.2:

                             (A) In any particular jurisdiction in which the
Company would be required to execute a general consent to service of process in effecting such registration, qualification, or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                             (B) After the Company has initiated one such
registration pursuant to this Section 8.2 (counting for this purpose (i) registrations which have been declared or ordered effective and pursuant to which securities have been sold and (ii) registrations which have been withdrawn by the Holders as to which the Holders have not elected to bear the Registration Expenses pursuant to Section 8.3 hereof);

                             (C) During the period starting with the date sixty
(60) days prior to the Company's good faith estimate of the date of filing of, and ending on a date one hundred eighty (180) days after the effective date of, a Company-initiated registration; provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective;

        Subject to the foregoing clauses (A) through (C), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request or requests of the Initiating Holders; provided, however, that if (i) in the good faith judgment of the Board of Directors of the Company, such registration would be seriously detrimental to the Company and the Board of Directors of the Company concludes, as a result, that it is essential to defer the filing of such registration statement at such time, and (ii) the Company shall furnish to such Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company for such registration statement to be filed in the near future and that it is, therefore, essential to defer the filing of such registration statement, then the Company shall have the right to defer such filing (except as provided in clause (C) above) for a period of not more than one hundred eighty (180) days after receipt of the request of the Initiating

Holders, and, provided further, that the Company shall not defer its obligation in this manner more than once in any twelve-month period.

        The registration statement filed pursuant to the request of the Initiating Holders may, subject to the provisions of Sections 8.2 and 8.9 hereof, include other securities of the Company, with respect to which registration rights have been granted, and may include securities of the Company being sold for the account of the Company.

        Notwithstanding anything to the contrary herein, the offer and sale of Registrable Securities included in a Demand Registration shall not be effected through an underwritten public offering without the Company's written consent, which may be withheld by the Company in its sole discretion. For purposes hereof, offers and sales to a reasonably limited number of selected buyers will not be deemed to be an underwritten public offering, notwithstanding any participation by brokers, investment bankers, or other intermediaries.

        (b) UNDERWRITING. If the Registering Holders determine that the Registrable Securities to be registered should be sold through an underwriting and the Company has consented to such an underwriting of the offering covered by the requested Demand Registration, the right of any Holder to registration pursuant to this Section 8.2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Registering Holders and such Holder with respect to such participation and inclusion) to the extent provided herein. A Holder may elect to include in such underwriting all or a part of the Registrable Securities such Holder holds.

        (c) PROCEDURES. If the Company shall request inclusion in any registration pursuant to this Section 8.2 of securities being sold for its own account, or if other persons shall request inclusion in any registration pursuant to Section 8.2, the Initiating Holders shall, on behalf of all Holders, offer to include such securities in any underwriting and may condition such offer on their acceptance of the further applicable provisions of this Section
8. The Company shall (together with all Holders and other persons proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting by a majority in interest of the Registering Holders, which underwriters are reasonably acceptable to the Company. Such agreement shall include, without limitation, customary indemnities reasonably requested by the underwriter. Notwithstanding any other provision of this Section 8.2, if the representative of the underwriters advises the Registering Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, the number of shares to be included in the underwriting or registration shall be allocated as set forth in Section 8.9 hereof. If a person who has requested inclusion in such registration as provided above does not agree to the terms of any such underwriting, such person shall be excluded therefrom by written notice from the Company, the underwriter or the Registering Holders. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall also be withdrawn from such registration. If shares are so withdrawn from the registration or if the number of shares to be included in such registration was previously reduced as a result of marketing factors pursuant to this Section 8.2(c) and as a result the registration can accommodate additional Registrable Securities, then the Company shall offer to all holders who have retained rights to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the additional number of shares the registration can accommodate, with such shares to be allocated among such holders requesting additional inclusion in accordance with Section 8.9.

        8.3    EXPENSES OF REGISTRATION.

        All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Sections 8.1 or 8.2 hereof shall be borne by the Company; provided, however, that if the Holders bear the Registration Expenses for any registration proceeding begun pursuant to Section
8.2 and subsequently withdrawn by the Holders registering shares therein, such registration proceeding shall not be counted as a requested registration pursuant to Section 8.2 hereof. All Selling Expenses relating to securities so registered shall be borne by the holders of such securities pro rata on the basis of the number of shares of securities so registered on their behalf, as shall any other expenses in connection with the registration required to be borne by the Holders of such securities.

        8.4    COMPANY OBLIGATIONS.

        In the case of each registration effected by the Company pursuant to this Section 8, the Company will keep each Holder advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company will use its best efforts to:

               (a)    Keep such registration effective for either, as applicable
(i) a period of one hundred twenty (120) days or until the Registering Holder or Registering Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs; provided, however, that such 120-day period shall be extended for a period of time equal to the period the Registering Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company or, (ii) if the registration is effected pursuant to Rule 415, for the longest period permitted by such rule or until the Holders listed in the registration statement no longer hold the Registrable Securities described in the registration statement, whichever first occurs;

               (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

               (c) Furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as a Holder from time to time may reasonably request;

               (d) Notify the Holders covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and at the request of any such Holder, prepare and furnish to such Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of the Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing;

               (e) Cause all such Registrable Securities registered pursuant hereunder to be listed on the primary securities exchange on which the Common Stock is then listed;

               (f) Provide a transfer agent and registrar for all Registrable Securities registered pursuant to such registration statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration; and

               (g) Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first fiscal quarter after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of
Section 11(a) of the Securities Act.

        8.5    INDEMNIFICATION.

               (a) The Company will indemnify each Holder, each of its officers, directors, partners, legal counsel, and accountants and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification, or compliance has been effected pursuant to this Section 8, and each underwriter, if any, and each person who controls within the meaning of Section 15 of the Securities Act any underwriter, against all expenses, claims, losses, damages, and liabilities (or actions, proceedings, or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular, or other document (including any related registration statement, notification, or the like) incident to any such registration, qualification, or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification, or compliance, and will reimburse each such Holder, each of its officers, directors, partners, legal counsel, and accountants and each person controlling such Holder, each such underwriter, and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability, or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability, or expense arises out of or is based on any untrue statement or omission (i) based upon written information furnished to the Company by such Holder or underwriter and stated to be specifically for use therein, or (ii) made in any preliminary prospectus, which did not appear in the final prospectus, if the party seeking indemnification delivered a copy of the preliminary prospectus to the person alleging such claim, loss, damage, liability, or action and failed to deliver a copy of the final prospectus as amended or supplemented, if applicable, to such person at or prior to the written confirmation of the sale to such person. The indemnity agreement contained in this Section 8.5(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, (or actions in respect thereof) if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld).

               (b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification, or compliance is being effected, indemnify the Company, each of its directors, officers, partners, legal counsel, and accountants and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, each other such Holder and Other Stockholder, and each of their officers, directors, partners, legal counsel, and accountants , and each person controlling such Holder or Other Stockholder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular, or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such Holders, Other Stockholders, directors, officers, partners, legal counsel, and accountants, persons, underwriters, or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein. The Holders shall not have any liability under this Section 8.5 if the untrue statement (or allegedly untrue statement) or omission (or alleged omission) was made in any preliminary prospectus, and which did not appear in the final prospectus, if the party seeking indemnification delivered a copy of the preliminary prospectus to the person alleging such claim, loss, damage, liability (or actions in respect thereof) and failed to deliver a copy of the final prospectus, as amended or supplemented, as applicable, to such person at or prior to the written confirmation of the sale to such person. The obligations of such Holder hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages, or liabilities (or actions in respect thereof) if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld).

               (c)    Each party entitled to indemnification under this Section
8.5 (the "INDEMNIFIED PARTY") shall give notice to the party required to provide indemnification (the "INDEMNIFYING PARTY") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's sole expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 8, to the extent such failure is not prejudicial. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

               (d) If the indemnification provided for in this Section 8.5 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

               (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with an underwritten offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

               (f) The indemnification provided by this Section 8.5 shall be a continuing right to indemnification and shall survive the registration and sale of any securities by any person entitled to indemnification hereunder and the expiration or termination of this Agreement.

        8.6    INFORMATION BY HOLDER.

        Each Holder of Registrable Securities shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification, or compliance referred to in this Section 8.

        8.7    TRANSFER OR ASSIGNMENT OF REGISTRATION RIGHTS.

        The rights to cause the Company to register Registrable Securities granted to a Holder by the Company under this Section 8 may be transferred or assigned by a Holder only to a transferee or assignee of not less than 50,000 shares of Registrable Securities (as presently constituted and subject to subsequent adjustments for stock splits, stock dividends, reverse stock splits, or similar events), provided that the Company is given written notice at the time of or within a reasonable time after such transfer or assignment, stating the name and address of the transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, and, provided further, that the transferee or assignee of such rights assumes in writing the obligations of such Holder under this Section 8. A Holder shall retain all rights to cause the Company to register Registrable Securities granted to the Holder by the Company pursuant to this Section 8 with respect to all Registrable Securities retained by such Holder.

        8.8    "MARKET STAND-OFF" AGREEMENT.

        If requested by the Company and an underwriter of Common Stock (or other securities) of the Company, a Holder shall not sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by such Holder (other than those included in the registration) during the one hundred eighty (180) day period following the effective date of a registration statement of the Company filed under the Securities Act, provided that all officers and directors of the Company and holders of at least one percent 1% of the Company's voting securities are bound by and have entered into similar agreements.

        8.9    ALLOCATION OF REGISTRATION OPPORTUNITIES.

        In any circumstance of which all of the Registrable Securities and other shares of Common Stock of the Company with registration rights (the "OTHER SHARES") requested to be included in a registration on behalf of the Holders or other selling stockholders (collectively "PARTICIPATING HOLDERS") cannot be so included as a result of limitations of the aggregate number of shares of Registrable Securities and Other Shares that may be so included, subject to the rights of other selling shareholders under the Registration Rights Agreements listed in Schedule A, the number of shares of Registrable Securities and Other Shares that may be so included shall be allocated among the Participating Holders pro rata based upon the ratio of the number of shares of Registrable Securities or Other Shares held by such Participating Holder and the total number of Registrable Securities and Other Shares then outstanding and owned by all the Participating Holders; provided, however, that such allocation shall not operate to reduce the aggregate number of Registrable Securities and Other Shares to be included in such registration, and if any Participating Holder does not request inclusion of the maximum number of shares of Registrable Securities and Other Shares allocated to such Participating Holder pursuant to the above-described procedure, the remaining portion of such Participating Holder's allocation shall be reallocated among those Participating Holders whose allocations did not satisfy their requests, up to that number that can be accommodated pro rata based upon the ratio of the number of Registrable Securities or Other Shares already included of a Participating Holder and the total number of Registrable Securities and Other Shares already included of Participating Holders desiring to participate in the additional allocation and this procedure shall be repeated until all of the shares of Registrable Securities and Other Shares which may be included in the registration on behalf of the Participating Holders have been so allocated.

        8.10   DELAY OF REGISTRATION.

        No Holder shall have any right to take any action to restrain, enjoin, or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 8.

        8.11   TERMINATION OF REGISTRATION RIGHTS.

        A Holder shall not have the right to request registration or inclusion in any registration pursuant to Section 8.1 or 8.2 at any time when all shares of Registrable Securities of such Holder may immediately be sold under Rule 144 during the 90 days succeeding the date of a request, and a Holder shall have the right to request registration or inclusion in any registration pursuant to
Section 8.1 or 8.2 at any time, not earlier than six months after the Effective Date, when all shares of Registrable Securities of such Holder may not immediately be sold under Rule 144 during the 90 days immediately succeeding the date of such request.

9.      MARKET TRADING

        No Holder, or any affiliate of a Holder, for any period in which such Holder retains the right to purchase any Option Shares from the Company pursuant to this Agreement, shall not directly or indirectly participate in any short-sale or similar disposition with respect to the Common Stock or derivative product of the Common Stock.

10.     MISCELLANEOUS

        10.1   ENTIRE AGREEMENT.

               This Agreement and the documents referred to herein constitute the entire agreement among the parties with respect to the subject matter hereof and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenants except as specifically set forth herein or therein.

        10.2   SURVIVAL OF WARRANTIES.

               The representations and warranties of the Purchaser and the Company contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing.

        10.3   GOVERNING LAW.

               This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

        10.4   COUNTERPARTS.

               This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        10.5   TITLES AND SUBTITLES.

               The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

        10.6   SEVERABILITY.

               If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

        10.7   EXPENSES.

               Each of the parties shall pay its own expenses incurred in connection with the negotiation and preparation of this Agreement, the performance of the covenants herein, including without limitation, all fees and disbursements of its respective legal counsel, advisors and accountants.

        10.8   ATTORNEYS' FEES.

               If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs, and disbursements in addition to any other relief to which such party may be entitled.

        10.9   AMENDMENT AND WAIVERS.

               Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated, except by a written instrument signed by the Company and the Holders of greater than fifty percent (50%) of the Registrable Securities and any such amendment, waiver, discharge or termination shall be binding on all the Holders, but in no event shall the obligation of any Holder hereunder be materially increased, except upon the written consent of such Holder.

        10.10  SUCCESSORS AND ASSIGNS.

               Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including permitted transferees of any Registrable Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

        10.11  NOTICES.

               Unless otherwise provided, all notices and other communications required or permitted under this Agreement shall be in writing and shall be mailed by United States registered or certified mail, postage prepaid, return receipt requested, sent by facsimile or delivered personally by hand or by a nationally recognized courier addressed to the party to be notified at the address or facsimile number set forth below for such person, or at such other address or facsimile number as such party may designate in accordance with this paragraph. All such notices and other written communications shall be effective upon actual receipt.

                To the Company:      Diedrich Coffee, Inc.
                                     2144 Michelson Drive
                                     Irvine, CA  92612
                                     Telephone:     (714) 260-1600
                                     Facsimile:     (714) 260-1610
                                     Attention:     President

                with copy to:        Gibson, Dunn & Crutcher LLP
                                     Jamboree Center, 4 Park Plaza
                                     Irvine, CA  92614
                                     Telephone:     (714) 451-3923
                                     Facsimile:     (714) 451-4220
                                     Attention:     John M. Williams, Esq.

                To the Purchaser:    Franchise Mortgage Acceptance Company
                                     1888 Century Park East, 3rd Floor
                                     Los Angeles, CA 90067
                                     Telephone:
                                     Facsimile:
                                     Attention:     Wayne L. Knyal, President

                with a copy to:      Orloff, Lowenbach, Stifelman & Siegel
                                     101 Eisenhower Parkway
                                     Roseland, NJ  07068
                                     Telephone:     (973) 622-6200
                                     Facsimile:     (973) 622-3073
                                     Attention:     Stanley Schwartz, Esq.

        10.12  CALIFORNIA CORPORATE SECURITIES LAW.

               THE SALE OF THE SECURITIES HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

        IN WITNESS WHEREOF, this Agreement has been executed in counterparts, each of which shall be deemed an original, by each of the parties on the Effective Date.

                                   DIEDRICH COFFEE, INC.

                                   By:  /s/Timothy J. Ryan
                                      ------------------------------------------
                                           Timothy J. Ryan
                                           President and Chief Executive Officer

                                   FRANCHISE MORTGAGE ACCEPTANCE COMPANY

                                   By:  /s/Wayne L. Knyal
                                      ------------------------------------------
                                           Wayne L. Knyal
                                           President

                                   SCHEDULE A
                         REGISTRATION RIGHTS AGREEMENTS

        1. Representative's Warrant Agreement by and between the Company and the Boston Group, L.P., dated as of September 17, 1996, as amended. (A copy of which is attached as Exhibit 1).

        2. Warrant granted to Nuvrty, Inc., a Colorado corporation, dated September 30, 1997. (A copy of which is attached as Exhibit 2).

        3. Warrant granted to Ocean Trust, a trust organized under the laws of the State of California, dated October 16, 1997. (The form of which is substantially similar to that set forth in Exhibit 2).

        4. Warrant granted to Grandview Trust, a trust organized under the laws of the State of California dated October 16, 1997. (The form of which is substantially similar to that set forth in Exhibit 2).

        5. Warrant granted to Virginia R. Cirica Trust, a California dated August 29, 1997. (The form of which is substantially similar to that set forth in Exhibit 2).

                                    EXHIBIT 1
                       REPRESENTATIVE'S WARRANT AGREEMENT
                                 BY AND BETWEEN
                     THE COMPANY AND THE BOSTON GROUP, L.P.,
                         DATED AS OF SEPTEMBER 17, 1996

--------------------------------------------------------------------------------



                              DIEDRICH COFFEE, INC.

                                       AND

                             THE BOSTON GROUP, L.P.

                              --------------------

                       REPRESENTATIVE'S WARRANT AGREEMENT

                         DATED AS OF SEPTEMBER 17, 1996

                              --------------------



--------------------------------------------------------------------------------

                       REPRESENTATIVE'S WARRANT AGREEMENT

        THIS REPRESENTATIVE'S WARRANT AGREEMENT (the "Agreement"), dated as of September 17, 1996, is made and entered into by and between DIEDRICH COFFEE, INC., a Delaware corporation (the "Company"), and THE BOSTON GROUP, L.P. (the "Representative").

        The Company agrees to issue and sell to the Representative and the Representative agrees to purchase from the Company, for the price of $50, a warrant, as hereinafter described (the "Warrant" and together with any warrants subsequently issued hereunder, the "Warrants"), to purchase up to 160,000 shares, as may be adjusted from time to time as set forth herein, of the Company's common stock, $0.01 par value (the "Common Stock"), in connection with a public offering (the "Offering") by the Company and certain stockholders of the Company of 2,200,000 shares of Common Stock (plus 330,000 shares subject to an over-allotment option of the Underwriters named therein) pursuant to an underwriting agreement (the "Underwriting Agreement"), dated as of September 11, 1996, by and among the Company, certain stockholders of the Company and the Representative, as one of the representatives of the several Underwriters named therein. The shares of Common Stock purchasable upon exercise of the Warrants, as may be adjusted from time to time as set forth herein, are hereinafter referred to as the "Warrant Stock." The Warrant shall be issued pursuant to this Agreement on the closing date of the Offering (the "Closing Date").

        In consideration of the foregoing and for the purpose of defining the terms and provisions of the Warrants, the Warrant Stock and the respective rights and obligations thereunder, the Company and the Representative, for value received, hereby agree as follows:

        SECTION 1.  TRANSFERABILITY AND FORM OF WARRANTS.

               1.1 Registration. All Warrants shall be numbered and shall be registered on the books of the Company when issued.

               1.2 Transfer. The Warrants shall be transferable only on the books of the Company maintained at its principal office, wherever its principal office may then be located, upon delivery thereof duly endorsed by a Warrant holder (a "Warrantholder") or by its duly authorized attorney or representative and with the signatures properly guaranteed, accompanied by proper evidence of succession, assignment or authority to transfer. Upon any registration of transfer, the Company shall execute and deliver a new certificate evidencing each such Warrant to each person entitled thereto.

               1.3 Limitations on Transfer of the Warrants. Warrants shall not be sold, transferred, assigned or hypothecated by the Representative, except that Warrants may be transferred (i) to one or more officers or partners of the Representative, and after 9:00 a.m. Pacific time on September 11, 1997 to employees of the Representative; (ii) to a purchaser of all or substantially all of the assets of a Warrantholder; or (iii) by will, pursuant to the laws of descent or distribution or by operation of law. The Warrants may be divided or combined, upon request to the Company by a Warrantholder, into a certificate or certificates representing the right to purchase the same aggregate number of Warrant Stock. Unless the context indicates otherwise, the term "Warrantholder" shall include the Representative and any transferee or transferees of the Warrants pursuant to this subsection 1.3 and as otherwise permitted by this Agreement, and the term "Warrants" shall include any and all Warrants outstanding pursuant to this Agreement, including those evidenced by a certificate or certificates issued upon division, exchange, substitution or transfer pursuant to this Agreement.

               1.4 Form of Warrants. The text of the Warrants and of the form of election to purchase Warrant Stock shall be substantially as set forth in Exhibit A attached hereto. The aggregate number of shares of Common Stock issuable upon exercise of the Warrants is subject to adjustment upon the occurrence of certain events, all as hereinafter provided. The Warrants shall be executed on behalf of the Company by its Chief Executive Officer or its President and attested to by its Secretary. A Warrant bearing the signature of an individual who was at any time the proper officer of the Company shall bind the Company, notwithstanding that such individual shall have ceased to hold such office prior to the delivery of such Warrant or did not bold such office on the date of this Agreement or at any time thereafter.

               The Warrants shall be dated as of the date of signature thereof by the Company either upon initial issuance or upon division, exchange, substitution or transfer.

               1.5 Legend on Warrants and Warrant Stock. Each certificate evidencing a Warrant (or Warrant Stock issued upon exercise of a Warrant) initially issued upon exercise of a Warrant shall bear the following legend, unless, at the time of exercise, such Warrant Stock is subject to a currently effective Registration Statement under the Securities Act of 1933, as amended (the "Act"):

               "'THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD, EXCHANGED, HYPOTHECATED OR TRANSFERRED IN ANY MANNER EXCEPT IN COMPLIANCE WITH SECTION 11 OF THE REPRESENTATIVE'S WARRANT AGREEMENT PURSUANT TO WHICH THEY WERE ISSUED."

        Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public distribution pursuant to an effective registration statement under the Act of the securities represented thereby) shall also bear the above legend unless, in the opinion of the Company's counsel, the securities represented thereby need no longer be subject to such restrictions.

        SECTION 2. EXCHANGE OF WARRANT CERTIFICATE. Any Warrant certificate may be exchanged for another certificate or certificates entitling the Warrantholder to purchase a like aggregate number of shares of Warrant Stock as the certificate or certificates surrendered then entitled such Warrantholder to purchase. Any Warrantholder desiring to exchange a Warrant certificate shall make such request in writing delivered to the Company, and shall surrender, properly endorsed, the certificate evidencing the Warrant to be so exchanged. Thereupon, the

Company shall execute and deliver to the person entitled thereto a new Warrant certificate or certificates as so requested.

        SECTION 3. TERM OF WARRANTS; EXERCISE OF WARRANTS.

                   (a) Subject to the terms of this Agreement, the Warrantholder shall have the right, at any time during the period commencing at 6:30 a.m., Pacific Time, on September 11, 1997 (the "Commencement Date") and ending at 5:00 p.m., Pacific Time, on September 10, 1999 (the "Termination Date"), to purchase from the Company up to the number of fully paid and nonassessable shares of Warrant Stock to which the Warrantholder may at the time be entitled to purchase pursuant to this Agreement, upon surrender to the Company, at its principal office, of the certificate evidencing the Warrants to be exercised, together with the purchase form on the reverse thereof duly completed and executed, and upon payment to the Company of the Warrant Price (as defined in and determined in accordance with the provisions of this Section 3 and Sections 7 and 8 hereof) for the number of shares of Warrant Stock in respect of which such Warrants are then exercised, but in no event for less than 100 shares of Warrant Stock (unless less than an aggregate of 100 shares of Warrant Stock are then purchasable under all outstanding Warrants held by such Warrantholder). This Warrant, when exercisable, may be exercised from time to time in whole or in part.

                   (b) Payment of the Warrant Price shall be made in cash, by certified or official bank check in Los Angeles Clearing House funds (next day funds), or any combination thereof.

                   (c) In addition to the method of payment set forth in Section 3(b) above and in lieu of any cash payment required thereunder, unless otherwise prohibited by law, the Warrantholders shall have the right at any time, when exercisable, and from time to time to exercise the Warrants in full or in part
(i) by receiving from the Company the number of shares of Warrant Stock equal to the number of shares of Warrant Stock otherwise issuable upon such exercise less the number of shares of Warrant Stock having an aggregate value on the date of exercise equal to the Warrant Price multiplied by the number of shares of Warrant Stock for which this Warrant is being exercised and/or (ii) by delivering to the Company the number of shares of Common Stock having an aggregate value on the date of exercise equal to the Warrant Price multiplied by the number of shares of Warrant Stock for which this Warrant is being exercised. For purposes hereof, the "value" of a share of Common Stock on a given date shall be equal to the Current Market Price on such date as defined in Section 9 of this Agreement.

                   (d) Upon surrender of the Warrants and payment of the Warrant Price as aforesaid, the Company shall issue and cause to be delivered with all reasonable dispatch to or upon the written order of the Warrantholder, and in such name or names as the Warrantholder may designate, a certificate or certificates for the number of full shares of Warrant Stock so purchased upon such exercise of the Warrant, together with cash, as provided in Section 9 hereof, in respect of any fractional shares otherwise issuable upon such surrender. Such certificate or certificates, to the extent permitted by law, shall be deemed to have been issued and any person so designated to be named therein shall be defined to have become a holder of record of such securities as of the date of surrender of the Warrants and payment of the Warrant Price, as aforesaid, notwithstanding that the certificate or certificates representing such securities shall not actually have been delivered or that the stock transfer books of the Company shall then be closed. The Warrants shall be exercisable, at the election of the Warrantholder, either in full or from time to time in part and, in the event that a Warrant is exercised in respect of less than all of the shares of Warrant Stock specified therein at any time prior to the Termination Date, a new Warrant evidencing the remaining shares of the Warrant Stock purchasable by such Warrantholders hereunder shall be issued by the Company to such Warrantholders.

        SECTION 4. VALIDITY; PAYMENT OF TAXES. All securities delivered upon exercise of a Warrant shall be duly and validly issued and non-assessable. The Company shall pay all documentary stamp taxes, if any, attributable to the initial issuance of the Warrants and the shares of Warrant Stock issuable upon the exercise of the Warrants; provided, however, the Company shall not be required to pay any tax which may be payable in respect of any secondary transfer of the Warrants or the Warrant Stock.

        SECTION 5. MUTILATED OR MISSING WARRANTS. In case the certificate or certificates evidencing the Warrants shall be mutilated, lost, stolen or destroyed, the Company shall, at the request of the Warrantholder, issue and deliver in exchange and substitution for and upon cancellation of the mutilated certificate or certificates, or in lieu of and substitution for the certificate or certificates lost, stolen or destroyed, a new Warrant certificate or certificates of like tenor and representing an equivalent right or interest, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of such Warrant and a reasonable indemnification undertaking.

        SECTION 6. RESERVATION OF SHARES; NO CONTRARY ACTION. The Company represents and warrants to the Warrantholder that there has been reserved, and the Company shall at all times keep reserved so long as and to the extent the Warrants remain outstanding, out of its authorized Common Stock, such number of shares of Common Stock as shall be or remain subject to purchase under the outstanding Warrants. Every transfer agent for the Common Stock and other securities of the Company issuable upon the exercise of the Warrants shall be irrevocably authorized and directed at all times to reserve such number of authorized shares and other securities as shall be requisite for such purpose. The Company shall keep a copy of this Agreement on file with every transfer agent for the Common Stock and other securities of the Company issuable upon the exercise of the Warrants. The Company shall supply every such transfer agent with duly executed stock and other certificates, as appropriate, for such purpose and shall provide or otherwise make available any cash which may be payable in lieu of the issuance of fractional shares, as provided in Section 9 hereof.

        SECTION 7. WARRANT PRICE. The price per share at which shares of Warrantt Stock shall be purchasable upon the exercise of the Warrants shall be $ 13.80, subject to adjustment pursuant to Section 8 hereof (as so adjusted from time to time, the "Warrant Price").

        SECTION 8. ADJUSTMENTS OF NUMBER OF SHARES OF WARRANT STOCK AND WARRANT PRICE. The number and kind of securities purchasable upon the exercise of the Warrants and the Warrant Price shall be subject to adjustment from time to time upon the happening of certain events, as follows:

               8.1 Adjustments. The number of shares of Warrant Stock purchasable upon the exercise of each Warrant and the Warrant Price shall be subject to adjustment as follows:

                   (a) In case the Company shall (i) pay a dividend or make a distribution on its Common Stock in shares of its capital stock or other securities, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding Common Stock into a smaller number of shares or (iv) issue, by reclassification of its Common Stock, shares of its capital stock or other securities of the Company (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), the number of shares of Warrant Stock purchasable upon exercise of a Warrant immediately prior thereto shall be adjusted so that the Warrantholder shall be entitled to receive the kind and number of shares of Warrant Stock, shares of its capital stock and other securities of the Company which such holder would have owned or would have been entitled to receive immediately after the happening of any of the events described above, had the Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. Any adjustment made pursuant to this subsection 8.1(a) shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

                   (b) In case the Company shall issue rights, options (other than options issued under, and pursuant to, the Company's Stock Incentive Option Plan (the "Incentive Plan") or the Company's 1996 Non-Employee Directors Stock Option Plan (the "Non-Employee Directors Plan" and together with the Incentive Plan, the "Option Plans"), both as in effect as of the date of this Agreement), warrants or convertible securities to holders of its Common Stock, without any charge to such holders, containing the right to subscribe for or purchase Common Stock, the number of shares of Warrant Stock thereafter purchasable upon the exercise of each Warrant shall be determined by multiplying the number of shares of Warrant Stock theretofore purchasable upon exercise of a Warrant by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such rights, options, warrants or convertible securities plus the number of additional shares of Common Stock offered for subscription or purchase, and of which the denominator shall be the number of shares of Common Stock outstanding immediately prior to the issuance of such rights, options, warrants or convertible securities. Such adjustment shall be made whenever such rights, options, warrants or convertible securities are issued, and shall become effective immediately upon issuance of such rights, options, warrants or convertible securities.

                   (c) In case the Company shall distribute to holders of its Common Stock evidences of its indebtedness or assets (excluding cash dividends or distributions out of current earnings made in the ordinary course of business consistent with past practices), then in each case the number of shares of Warrant Stock thereafter purchasable upon the exercise of each Warrant shall be determined by multiplying the number of shares of Warrant Stock theretofore purchasable upon exercise of such Warrant by a fraction, of which the numerator shall be the then Current Market Price (as defined below) on the date of such distribution, and of which the denominator shall be such Current Market Price on such date minus the then fair value (determined as provided in subsection 8(f) below) of the portion of the assets or evidences of indebtedness so distributed applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective on the date of distribution.

                   (d) No adjustment in the number of shares of Warrant Stock purchasable pursuant to subsections 8.1(b) or (c) hereof shall be required unless such adjustment would require an increase or decrease of at least one percent in the number of shares of Warrant Stock then purchasable upon the exercise of the Warrants or, if the Warrants are not then exercisable, the number of shares of Warrant Stock purchasable upon the exercise of the Warrants on the first date thereafter that the Warrants would become exercisable; provided, however, that any adjustments which by reason of this subsection 8.1(d) are not required to be made immediately shall be carried forward and taken into account in any subsequent adjustment.

                   (e) Whenever the number of shares of Warrant Stock purchasable upon the exercise of a Warrant is adjusted as herein provided, the Warrant Price payable upon exercise of the Warrant shall be adjusted by multiplying such Warrant Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of shares of Warrant Stock purchasable upon the exercise of such Warrant immediately prior to such adjustment, and of which the denominator shall be the number of shares of Warrant Stock purchasable immediately thereafter.

                   (f) To the extent not covered by subsections 8.1(b) or (c) hereof, in case the Company shall sell or issue Common Stock or rights, options (other than Common Stock or options issued under and pursuant to the Option Plans), warrants or convertible securities containing the right to subscribe for, purchase or exchange into shares of Common Stock at a price per share (determined, in the case of such rights, options, warrants or convertible securities, by dividing (i) the total amount received or receivable by the Company in consideration of the sale or issuance of such rights, options, warrants or convertible securities, plus the total consideration payable to the Company upon exercise, conversion or exchange thereof, by (ii) the total number of shares of Common Stock covered by such rights, options, warrants or convertible securities) lower than the greater of the then Current Market Price or the Warrant Price in effect immediately prior to such sale or issuance, then the Warrant Price shall be reduced to a price (calculated to the nearest cent) determined by dividing (I) an amount equal to the sum of (A) the number of shares of Common Stock outstanding immediately prior to such sale or issuance multiplied by the then existing Warrant Price, plus (B) the consideration received or receivable by the Company upon such sale or issuance, by (II) the total number of shares of Common Stock outstanding immediately after such sale or issuance. The number of shares of Warrant Stock purchasable upon the exercise of a Warrant shall thereafter be that number determined by multiplying the number of shares of Warrant Stock purchasable upon exercise immediately prior to such adjustment by a fraction, of which the numerator shall be the Warrant Price in effect immediately prior to such adjustment and the denominator shall be the Warrant Price as so adjusted. For the purposes of such adjustments, the Common Stock which the holders of any such rights, options, warrants or convertible securities shall be entitled to subscribe for, purchase or exchange into shall be deemed issued and outstanding as of the date of such sale or issuance and the consideration received by the Company therefor shall be deemed to be the consideration received by the Company for such rights, options, warrants or convertible securities, plus the consideration or premiums stated in such rights, options, warrants or convertible securities to be payable for the Common Stock covered thereby. In case the Company shall sell or issue Common Stock or rights, options, warrants or convertible securities containing the right to subscribe for, purchase or exchange into Common Stock for a consideration consisting, in whole or in part, of property other than cash or its equivalent, then, in determining the "price per share" of Common Stock and the "consideration received by the Company" for purposes of the first sentence of this subsection 8.1(f), the Board of Directors shall determine the fair value of said property, and such determination, if based upon the Board of Directors' good faith business judgment, shall be binding upon the Warrantholders. In determining the "price per share" of Common Stock, any underwriting discounts or commissions paid to brokers, dealers or other selling agents shall not be deducted from the price received by the Company for sales of securities registered under the Act or issued in a private placement. There shall be no adjustment of the Warrant Price pursuant to this subsection 8.1(f) if the amount of such adjustment would be less than $.05 per share of Common Stock; provided, however, that any adjustment which by reason of this provision is not required to be made immediately shall be carried forward and taken into account in any subsequent adjustment.

                   (g) For the purpose of this Section 8, the term "Common Stock" shall mean (i) the class of stock designated as the Common Stock of the Company at the date of this Agreement or (ii) any other class of stock resulting from successive changes or reclassifications of such Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. In the event that at any time, as a result of an adjustment made pursuant to this Section 8, a Warrantholder shall become entitled to purchase any securities of the Company other than Common Stock, (i) if the Warrantholder's right to purchase is on any other basis than that available to all holders of the Company's Common Stock, the Company shall obtain an opinion of a reputable investment banking firm valuing such other securities and (ii) thereafter the number of such other securities so purchasable upon exercise of a Warrant and the Warrant Price of such securities shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in this
Section 8.

                   (h) Upon the expiration of any rights, options, warrants or conversion privileges, if such shall not have been exercised, the number of shares of Warrant Stock purchasable upon exercise of a Warrant and the Warrant Price, to the extent a Warrant has not then been exercised, shall, upon such expiration, be readjusted and shall thereafter be such number and such price as they would have been had they been originally adjusted (or had the original adjustment not been required, as the case may be) on the basis of (A) the fact that the only shares of Common Stock issued in respect of such rights, options, warrants or conversion privileges were the shares of Common Stock, if any, actually issued or sold upon the exercise of such rights, options, warrants or conversion privileges, and (B) the fact that such shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise plus the consideration, if any, actually received by the Company for the issuance, sale or grant of all such rights, options, warrants or conversion privileges whether or not exercised; provided, however, that no such readjustment shall have the effect of decreasing the numbers of shares of Warrant Stock purchasable upon exercise of a Warrant or increasing the Warrant Price by an amount in excess of the amount of the adjustment made in respect of the issuance, sale or grant of such rights, options, warrants or conversion privileges.

                   (i) Whenever the number of shares of Warrant Stock purchasable upon the exercise of a Warrant or the Warrant Price is adjusted pursuant to this Section 8, the Company shall cause to be promptly mailed to each Warrantholder by first class mail, postage prepaid, notice of such adjustment or adjustments and a certificate of the chief financial officer of the Company setting forth the number of shares of Common Stock, capital stock and other securities purchasable upon the exercise of such Warrantholder's Warrant and the applicable Warrant Price after such adjustment, a brief statement of the facts requiring such adjustment and the computation by which such adjustment was made.

               8.2 No Adjustment for Dividends, Incentive Plan, Non-Employee Directors Plan. Except as specifically provided in subsection 8.1, no adjustment in respect of any cash dividends or distributions on the Company's Common Stock out of current earnings made in the ordinary course of business consistent with past practices shall be made during the term of the Warrants or upon the exercise of the Warrants. No adjustment in respect to options issued under, and pursuant to, the Option Plans, both as in effect as of the date of this Agreement, shall be made during the term of the Warrants or upon the exercise of the Warrants.

               8.3 Preservation of Purchase Rights Upon Reclassification, Consolidation, etc. At any time following the date of this Agreement, in case of any consolidation of the Company with or merger of the Company into another corporation or other entity or in case of any sale, lease, conveyance or other transfer to another corporation, person or other entity of the property, assets or business of the Company as an entirety or substantially as an entirety, the Company or such successor or purchasing corporation, person or other entity, as the case may be, shall execute with the Warrantholder, and the agreements governing such consolidation, merger, sale, lease, conveyance or other transfer shall require such execution of, an agreement that the Warrantholder shall have the right thereafter upon payment of the Warrant Price in effect immediately prior to such event, upon exercise of the Warrants, to receive the kind and amount of shares and other securities and property which it would have owned or have been entitled to receive after the happening of such consolidation, merger, sale, lease, conveyance or other transfer had the Warrants (and each underlying security) been exercised immediately prior to such action. The Company shall promptly mail to each Warrantholder by first class mail, postage prepaid, notice of the execution of any such agreement. In the event of a merger described in
Section 368(a)(2)(E) of the Internal Revenue Code of 1986, in which the Company is the surviving corporation, the right to purchase shares of Warrant Stock under the Warrants shall terminate on the date of such merger and thereupon the Warrants shall become null and void, but only if the controlling corporation shall agree to substitute for the Warrants its warrant which entitles the holder thereof to purchase upon its exercise the kind and amount of shares and other securities and property which it would have owned or been entitled to receive had the Warrants been exercised immediately prior to such merger. Any such agreements referred to in this subsection 8.3 shall provide for adjustments, which shall be as nearly equivalent as may be practicable to the adjustments provided for in Section 8 hereof, and shall provide for terms and provisions at least as favorable to the Warrantholder as those contained in this Agreement. The provisions of this subsection 8.3 shall similarly apply to successive consolidations, mergers, sales, leases, conveyances or other transfers.

               8.4 Par Value of Shares of Common Stock. Before taking any action which would cause an adjustment effectively reducing the portion of the Warrant Price allocable to each share of Warrant Stock below the then par value per share, if any, of the Warrant Stock issuable upon exercise of the Warrants, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Warrant Stock upon exercise of the Warrants.

               8.5 Independent Public Accountants. The Company may retain BDO Seidman, LLP (or such other accounting firm qualified to practice in front of the Securities and Exchange Commission (the "Commission") as is reasonably acceptable to the Representative) to make any computation required under this
Section 8, and a certificate signed by such firm shall be conclusive evidence of the correctness of any computation made under this Section 8.

               8.6 Statement on Warrant Certificates. Irrespective of any adjustments in the number of securities issuable upon exercise of Warrants, Warrant certificates theretofore or thereafter issued may continue to express the same number of securities as are stated in the similar Warrant certificates initially issuable pursuant to this Agreement, provided that such expression shall in no way affect the number of shares of Warrant Stock actually purchasable upon the exercise of such Warrants.

        SECTION 9. FRACTIONAL SHARES; CURRENT MARKET PRICE. The Company shall not be required to issue fractional shares of Common Stock on the exercise of a Warrant. If any fraction of a share of Common Stock would, except for the provisions of this Section 9, be issuable upon the exercise of a Warrant (or specified portion thereof), the Company shall in lieu thereof pay an amount in cash equal to the then Current Market Price multiplied by such fraction. For purposes of this Agreement, the term "Current Market Price" shall mean (i) if the Common Stock is traded on the Nasdaq National Market ("NNM") or on a national securities exchange, the per share closing price of the Common Stock in the NNM or on the principal stock exchange on which it is listed, as the case may be, on the date of exercise of the Warrant or, with respect to any adjustment pursuant to Section 8.1 hereof, on the date immediately preceding the announcement of the event causing such adjustment or (ii) if the Common Stock is traded in the over-the-counter market and not in the NNM or on any national securities exchange, the average of the per share closing bid prices of the Common Stock on the thirty (30) consecutive trading days immediately preceding the date in question, as reported by The Nasdaq Small Cap Market (or an equivalent generally accepted reporting service if quotations are not reported on The Nasdaq Small Cap Market). The closing price referred to in clause (i) above shall be the last reported sale price or, in the case no such reported sale takes place on such day, the average of the reported closing bid and asked prices, in either case in the NNM or on the principal stock exchange on which the Common Stock is then listed. For purposes of clause (ii) above, if trading in the Common Stock is not reported by The Nasdaq Small Cap Market, the bid price referred to in said clause shall be the lowest bid price as reported in the Nasdaq Electronic Bulletin Board or, if not reported thereon, as reported in the "pink sheets" published by National Quotation Bureau, Incorporated, and, if such Common Stock is not so reported, shall be the price of a share of Common Stock determined by the Company's Board of Directors in good faith.

        SECTION 10. NO RIGHTS AS STOCKHOLDER; NOTICES TO WARRANTHOLDER. Except as expressly provided herein, nothing contained in this Agreement or in the Warrants shall be construed as conferring upon the Warrantholder or its transferees any rights as a stockholder of the Company, including the right to vote, receive dividends, consent or receive notices as a stockholder in respect of any meeting of stockholders for the election of directors of the Company or any other matter. If, however, at any time prior to the expiration of the Warrants and prior to their exercise, any one or more of the following events shall occur:

                   (a) any action which would require an adjustment pursuant to
Section 8 hereof;

                   (b) an issuance by the Company of rights, options, warrants or convertible securities to all or substantially all holders of its Common Stock, without any charge to such holders, containing the right to subscribe for or purchase Common Stock; or

                   (c) a dissolution, liquidation or winding up of the Company (other than in connection with a consolidation, merger or sale of its property, assets and business as an entirety or substantially as an entirety) shall be proposed;

then the Company shall give notice in writing of such event to the Warrantholder, as provided in Section 13 hereof, at least 20 days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to any relevant dividend, distribution or other rights or for the determination of stockholders entitled to vote on such proposed dissolution, liquidation or winding up. Such notice shall specify such record date or the date of closing of the transfer books, as the case may be.

        SECTION 11. RESTRICTIONS ON TRANSFER; REGISTRATION RIGHTS; OBLIGATIONS IN REGISTRATION.

                   (a) The Warrantholder agrees that prior to making any disposition of the Warrants or the Warrant Stock, other than to persons or entities identified in the first sentence of Section 1.3, the Warrantholder shall give written notice to the Company describing briefly the manner in which any such proposed disposition is to be made; and no such disposition shall be made unless the Warrantholder has notified, or currently with such disposition notifies, the Company that in the opinion of counsel reasonably satisfactory to the Company a registration statement, application or other notification, filing or post-effective amendment or supplement thereto (hereinafter collectively a "Registration Statement") under the Act or the state securities or 'blue sky" laws of any applicable jurisdiction is not required with respect to such disposition and no such Registration Statement has been filed by the Company with, and declared effective, if necessary, by, the Commission or state securities commission or agency. The Warrantholder agrees that it shall obtain from any transferee who acquires any Warrants in a private transaction with the Warrantholder an agreement by such transferee that it agrees to be bound by any transfer restrictions set forth in this subsection 11(a) then applicable to such transferees.

                   (b) The Company shall be obligated to the registered holders of the Warrants and the Warrant Stock as follows:

                      (i) During the period beginning on the Commencement Date and ending four years following the Commencement Date, the Company will, as promptly as practicable (but in any event within sixty (60) days), after written request (the "Request") by a person or persons holding (or having the right to acquire by virtue of holding the warrants) more than sixty percent (60%) of the shares of Warrant Stock which have been (or may be) issued upon exercise of the Warrants, prepare and file at the expense of the holder(s) making the Request a Registration Statement with the Commission and such applications or other filings as required under applicable state securities or blue sky laws sufficient to permit the public offering of the Warrants and the Warrant Stock, and shall use its reasonable best efforts (at the expense of the holder making the Request) through its officers, directors, auditors and counsel, in all matters necessary or advisable, to cause such Registration Statement to become effective as promptly as practicable and to maintain such effectiveness so as to permit resale of the securities covered by the Request until the earlier of the time that all such Warrant Stock has been sold or the expiration of twelve (12) months from the effective date of the Registration Statement; provided, however, that the Company shall only be obligated to file one such Registration Statement under this Section 11(b)(i). Notwithstanding the foregoing, once and only once during the period the Company would have an obligation to register the Warrants and the Warrant Stock pursuant to this Section 11(b)(i), the Company shall not be obligated to effect a registration pursuant to this Section 11(b)(i) during the three (3) month period starting with the date thirty (30) days prior to the Company's estimated date of filing of an underwritten public offering of securities for the account of the Company; provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective and that the Company's estimate of the date of filing such registration statement is made in good faith; provided further, that the Company shall furnish to the Warrantholder and each holder of Warrant Stock a certificate signed by the managing underwriter stating that it would be seriously detrimental to the Company or its stockholders for the registration statement to be filed in the near future.

                      (ii) In addition to any Registration Statement pursuant to subparagraph (i) above, whenever during the period beginning on the Commencement Date and ending four years following the commencement date, the Company proposes to file with the Commission a Registration Statement under the Act (other than as to securities issued pursuant to an employee benefit plan or as to a transaction subject to Rule 145 promulgated under the Act), it shall, regardless of whether a Request has been made pursuant to Section 11(a)(i) hereof, at least thirty (30) days prior to each such filing, give written notice of such proposed filing to each Warrantholder and each holder of the Warrant Stock at their respective addresses as they appear on the records of the Company, and shall offer to include and shall include in such filing any proposed disposition of the Warrants and Warrant Stock upon receipt by the Company, not more than twenty
(20) days following the receipt of such notice, of a request therefor setting forth the facts with respect to such proposed disposition and all other information with respect to such person reasonably necessary to be included in such Registration Statement. In the event that such registration statement relates to an underwritten offering on a "firm commitment" basis and the managing underwriter for said offering advises the Company in writing that the inclusion of such securities in the offering would be materially and substantially detrimental to the completion of the offering, such securities shall nevertheless be included in the Registration Statement, provided that the Warrantholder and each holder of Warrant Stock desiring to have such securities included in the Registration Statement agrees in writing for a period of ninety (90) days following such offering not to sell or otherwise dispose of such securities pursuant to such Registration Statement, which Registration Statement the Company shall keep effective for a period of at least twelve (12) months following the expiration of such ninety (90) day period. In the event that the total size of any offering contemplated by the Company is reduced by the managing underwriter, the number of Warrants or Warrant Stock eligible to be included in such registration or offering shall be reduced in the same proportion and in part passu with the reduction in the number of shares being offered by any other entity or person offering shares in the offering. Notwithstanding the foregoing, in the event that an offering is made pursuant to Regulation A promulgated under the Act, the Company shall be obligated to offer only those Warrants which, in conjunction with the proposed offering by the Company, would allow the Company to remain within the restrictions contained in Regulation A, including but not limited limitations as to the number of shares and dollar amount to be offered.

                   (c) With respect to any registration described in Section 11(b)(i) hereof, all fees, disbursements and out-of-pocket expenses in connection with the filing of any Registration Statement or maintaining the currency and effectiveness of the Registration Statement (or obtaining the opinion of counsel and any no-action position of the commission with respect to sales under Rule 144) and in complying with applicable federal securities and state securities and blue sky laws shall be borne by the Warrantholder. With respect to any registration, offering or notification described in Section 11(b)(ii) hereof, all fees, disbursements and out-of-pocket expenses (other than the Warrantholder's brokerage fees and commissions and legal fees of counsel to the Warrantholder, if any) in connection with the filing of any Registration Statement or maintaining the currency and effectiveness of the Registration Statement and in complying with applicable federal securities and state securities and blue sky laws shall be borne by the Company, and the Company at its expense shall supply any Warrantholder and any holder of Warrant Stock with copies of such Registration Statement and the prospectus included therein and other related documents and any opinions and no-action letters in such quantities as may be reasonably requested by such Warrantholder or holder of Warrant Stock.

                   (d) The Company shall not be required by this Section 11 to file such Registration Statement if, in the opinion of counsel for the Warrantholders, which counsel shall be reasonably satisfactory to the Company, or in the opinion of another counsel experienced in securities law matters acceptable to counsel for such Warrantholders and the Company, the proposed public offering or other transfer as to which such Registration Statement is requested is exempt, or without adverse economic effect could be structured to be exempt, from applicable federal securities and state securities and blue sky laws and would result in all proposed sales being made under Rule 144 under the Act.

                   (e) The provisions of this Section 11 and of Section 12 hereof shall apply to the extent provided herein if the Company chooses to file an Offering Statement under Regulation A promulgated under the Act.

                   (f) The Company agrees that until all the Warrants and Warrant Stock have been sold under a Registration Statement or pursuant to Rule 144 under the Act, it shall keep current in filing all materials required to be filed with the Commission in order to permit the holders of such securities to sell the same under Rule 144.

                   (g) In the event any Warrantholder timely elects to make a Request for registration or include Warrant Stock in a Registration Statement pursuant to subsection 11(b) above, the Company shall use its reasonable best efforts to effect such registration to permit the sale of Warrant Stock in accordance with the intended method or methods of disposition thereof, and pursuant thereto, the Company shall, as expeditiously as possible:

                      (i) Prepare and file with the Commission a Registration Statement or Registration Statements on a form available for the sale of the Warrant Stock, and to cause any such Registration Statement filed under the Act pursuant to subsection 11(b) above to become effective at the earliest possible date after the filing thereof and remain effective as provided herein and to comply with all applicable rules and regulations of the Commission (the "Rules and Regulations") in connection therewith, provided, however, that before filing a Registration Statement or prospectus or any amendments or supplements thereto, including documents which would be incorporated or deemed to be incorporated by reference in the Registration Statement after the initial filing of any Registration Statement, the Company will furnish to the Warrantholders, their respective counsel, and the underwriters, if any, to be engaged in connection with the offering and sale by the Company (for purposes of this subsection 11(g), the "Public Underwriter"), copies of all such documents proposed to be filed, which documents will be subject to the review of the Warrantholders, their respective counsel and the Public Underwriter, if any, and the Company will not file any Registration Statement, amendment thereto, any prospectus or any supplement thereto (including such documents incorporated or deemed to be incorporated by reference) to which the Public Underwriter, if any, shall reasonably object;

                      (ii) Prepare and promptly file with the Commission such amendments and post-effective amendments to a Registration Statement as may be necessary to keep such Registration Statement continuously effective for a period of twelve (12) months or, if earlier, until all the Warrant Stock has been sold; cause the related prospectus to be supplemented, by any required prospectus supplement, and as so supplemented, to be filed pursuant to Rule 424 under the Act; and comply with the provisions of the Act with respect to the disposition of all Warrant Stock covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition as set forth in such Registration Statement or supplement to such prospectus. The Company shall not be deemed to have used its reasonable best efforts to keep a Registration Statement effective during the applicable period if it intentionally or voluntarily takes any action that would result in such Warrantholders not being able to sell such Warrant Stock;

                      (iii) As soon as the Company is advised or obtains knowledge thereof, advise the Warrantholders and confirm the same in writing (A) when the Registration Statement, as amended, becomes effective and when any post-effective amendment to the Registration Statement becomes effective, (B) of the issuance by the Commission or any State or other regulatory body of any stop order or other order, or of the initiation or the threat or contemplation of any proceeding, the outcome of which may result in the suspension of the effectiveness of the Registration Statement or the issuance of any order preventing or suspending the use of any preliminary prospectus or the prospectus, or any amendment or supplement thereto, or the institution of any proceedings for that purpose, (C) of the issuance by the Commission or any State or other regulatory body of any proceedings for the suspension of the qualification of any of the Warrant Stock for offering or sale in any jurisdiction or of the initiation or the threat or contemplation of any proceeding for that purpose, (D) of the receipt of any comments from the Commission and (E) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the prospectus related thereto or for additional information; if the commission or any State or other regulatory body shall enter a stop order or other order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any preliminary prospectus or the prospectus, or any amendment or supplement thereto, or suspend such qualification at any time, make every effort to obtain promptly the lifting of such order or suspension;

                      (iv) If requested by the Public Underwriter, if any, or any Warrantholder (1) immediately incorporate in a prospectus supplement or post-effective amendment such information as such Warrantholder and the Public Underwriter, if any, agree should be included therein relating to such sale and distribution of the Warrant Stock, including, without limitation, information with respect to the number of shares of Warrant Stock being sold to such Public Underwriter, the purchase price being paid therefor by such Public Underwriter and with respect to any other terms of the underwritten offering of the Warrant Stock to be sold in such offering; (2) make all required filings of such prospectus supplement or post-effective amendment as soon as notified of the matters to be so incorporated in such prospectus supplement or post-effective amendment; and (3) supplement or amend any Registration Statement if requested by the Warrantholders or any Public Underwriter;

                      (v) Furnish to each of the Warrantholders and their respective counsel, without charge in the case of a Registration Statement under
Section 1 l(b)(ii) hereof, and at such place as such Warrantholders may designate, copies of each preliminary prospectus, the Registration Statement (and any pre-effective or post-effective amendments thereto), the Prospectus, and all amendments and supplements thereto, including any prospectus prepared after the effective date of the Registration Statement and any term sheet, in each case as soon as available and in such quantities as each Warrantholder may request;

                      (vi) During the time when a prospectus is required to be delivered under the Act, the Company shall comply with all requirements imposed upon it by the Act and the Securities Exchange Act, 1934, as amended (the "Exchange Act"), as now and hereafter amended, and by the Rules and Regulations, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Warrant Stock in accordance with the provisions hereof and the prospectus, or any amendments or supplements thereto; if at any time when a prospectus relating to the Warrant Stock is required to be delivered under the Act, any event shall have occurred as a result of which, in the opinion of the Company or counsel for the Company or counsel for the Warrantholders, the prospectus, as then amended or supplemented, would include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading, or if it is necessary at any time to amend or supplement the prospectus to comply with the Act, notify the Public Underwriter and prepare and file, at the Company's expense, with the Commission an appropriate amendment or supplement to the Registration Statement or an amendment or supplement to the prospectus which will correct such statement or omission, or effect such compliance, each such amendment or supplement to be reasonably satisfactory to the Warrantholders and the counsel for the Warrantholders; and furnish to the Warrantholders copies of such amendment or supplement as soon as available and in such quantities as the Warrantholders may request;

                      (vii) As soon as practicable, but in any event not later than forty-five (45) days after the end of the twelve (12) month period beginning after the effective date of the Registration Statement occurs, make generally available to its security holders, in the manner specified in Rule 158(b) promulgated under the Act, and to the Representative, an earnings statement which will comply with the provisions of Section 11(a) of the Act and Rule 158(a) promulgated under the Act;

                      (viii) Deliver to each of the Warrantholders, their respective counsel and the Public Underwriter, if any, without charge in the case of a Registration Statement under Section 11(b)(ii) hereof, as many copies of the prospectus or prospectuses (including each preliminary prospectus) and any amendment or supplement thereto as such persons may reasonably request; the Company consents to the use of any such prospectus or any amendment or supplement thereto by the Warrantholders and the Public Underwriter, if any, in connection with the offering and sale of the Warrant Stock covered by such prospectus or any amendment or supplement thereto;

                      (ix) Prior to any public offering of Warrant Stock, use its reasonable best efforts, at or prior to the time the Registration Statement becomes effective, to qualify the Warrant Stock for offering and sale under the securities or "blue sky" laws of such jurisdictions as the Warrantholders may reasonably designate to permit the continuance of sales and dealings therein for as long as may be necessary to complete the distribution, and make such applications, file such documents and furnish such information as may be required for such purpose; provided, however, the Company shall not be required to qualify as a foreign corporation or to execute a general consent to service of process in any such jurisdiction; in each jurisdiction where such qualification shall be effected, use its reasonable best efforts to file and make such statements or reports at such times as are or may be required by the laws of such jurisdiction to continue such qualification;

                      (x) Cooperate with the Warrantholders and the Public Underwriter, if any, to facilitate the timely preparation and delivery of certificates representing Warrant Stock to be sold, which certificates shall not bear any restrictive legends; and enable such Warrant Stock to be in such denominations and registered in such names as the Public Underwriter, if any, may request at least two (2) business days prior to any sale of Warrant Stock;

                      (xi) Use its reasonable best efforts to cause the Warrant Stock covered by the Registration Statement to be registered with or approved by such other governmental bodies, agencies or authorities as may be necessary to enable the Warrantholders or the Public Underwriter, if any, to consummate the disposition of such Warrant Stock;

                      (xii) Make every reasonable effort to cause all Warrant Stock covered by such Registration Statement to be (1) listed on each securities exchange, if any, in which equity securities issued by the Company are then listed or (2) authorized to be quoted on the NNM or Nasdaq Small Cap Market or any exchange if the Company's Common Stock is then authorized to be quoted on the NNM or Nasdaq Small Cap Market or any exchange;

                      (xiii) Enter into such agreements (including, without limitation, if applicable, an underwriting agreement, in form, scope and substance as is customary in underwritten offerings) and take all such other actions in connection therewith in order to expedite or facilitate the disposition of such Warrant Stock and, in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration, (1) make such representations and warranties to the Warrantholders and the Public Underwriter, if any, with respect to the business of the Company and its subsidiaries and the Registration Statement, the prospectus, the prospectus supplement (if any) and documents, if any, incorporated or deemed to be incorporated by reference in the Registration Statement, in each case in such form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same if and when requested; (2) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Warrantholders), addressed to the Warrantholders with respect to the matters referred to in the preceding clause in such form, scope and substance as are customarily rendered to underwriters in underwritten offerings and such other matters as may be reasonably requested by counsel to the Warrantholders or the Public Underwriter, if any; (3) obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data is, or is required to be, included in or incorporated by reference into the Registration Statement) addressed to the Warrantholders and each of the Public Underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters to underwriters in connection with underwritten offerings; (4) if an underwriting agreement is entered into, the same shall set forth in full the indemnification and contribution provisions and procedures of Section 12 hereof (or such other provisions and procedures as shall be acceptable to the Warrantholders and to the Public Underwriter of such underwritten offering) with respect to all parties to be indemnified pursuant to said section; and (5) deliver such documents and certificates as may be reasonably requested by the Warrantholders and the Public Underwriter, if any, to evidence the continued validity of the representations and warranties made pursuant to clause (1) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company; the above shall be done at each closing under such underwriting or similar agreement or as and to the extent required thereunder;

                      (xiv) Make available for inspection by a representative of the Warrantholders or any Public Underwriter participating in any disposition pursuant to such Registration Statement, and any attorney or accountant retained by the Warrantholders or such

Public Underwriter, all financial and other records, pertinent corporate documents and properties and assets of the Company and its subsidiaries and cause the officers, directors, agents and employees of the Company and its subsidiaries to supply all information reasonably requested by any such representative, Public Underwriter, attorney or accountant in connection with any registration of Warrant Stock; provided, however, that any records, information or documents that are designated by, the Company in writing at the time of delivery of such records, information or documents as confidential shall be kept confidential by such persons unless (1) disclosure of such records, information or documents is required by court or administrative order or is necessary to respond to inquiries of governmental or regulatory bodies, agencies or authorities, (2) disclosure of such records, information or documents is, in the opinion of counsel to the Warrantholders or to any Public Underwriter, required by law regulations or legal process, (3) such records, information or documents are otherwise publicly available or (4) such records, information or documents become available to such person from a source other than the Company, and such source is not bound by a confidentiality agreement or law prohibiting such disclosure; and

                      (xv) If the Company, in the exercise of its reasonable judgment, objects to any change reasonably requested by the Warrantholders or the Public Underwriter, if any, to any Registration Statement or prospectus or any amendments or supplements thereto (including documents incorporated or deemed to be incorporated therein by reference) as provided for in this Subsection 11(g), the Company shall not be obligated to make any such change and the Warrantholders may withdraw the Warrants and Warrant Stock from such registration, in which event the Company shall pay all registration expenses (including, without limitation, attorneys' fees and expenses) incurred by the Warrantholders in connection with such Registration Statement or prospectus or any amendment thereto or supplement thereof; provided, that if the Company provides the Warrantholders, as applicable, with a written opinion of independent counsel (which counsel may be the Company's regular outside counsel), upon which such Warrantholders may rely, that the change so requested is not required in order that the Registration Statement comply with all applicable securities laws (including any rules and regulations promulgated thereunder), such Warrantholders may withdraw the Warrants and the Warrant Stock from such registration but the Company shall not be obligated to pay any registration expenses incurred by the Warrantholders; and

                      (xvi) Pay all costs and expenses incident to the performance of or compliance with the Company's obligations under the second sentence of subsection 11(c) above and under this subsection 11(g) (collectively, "Registration Expenses") whether or not any Registration Statement is filed or becomes effective, including, without limitation, the fees and disbursements of the Company's auditors, legal counsel, special legal counsel, legal counsel responsible for qualifying the Warrants and the Warrant Stock under blue sky laws and with the NASD, all filing fees (including, without limitation, the Commission, states, NASD, the Nasdaq Stock Market or any exchange) and printing expenses, all expenses in connection with the transfer and delivery of the Warrant Stock, and all expenses in connection with the qualification of the Warrants and the Warrant Stock under applicable blue sky laws and with the NASD; provided, however, that the Company shall not bear the Public Underwriter's discount or commission with respect to, or any transfer taxes imposed on, the Warrant Stock or the fees and expenses of counsel to the Warrantholders; provided, further, however, that the Company shall not be responsible in any way for any fees or expenses of counsel to the Warrantholders or any Public Underwriter, except, in each case, as provided in Subsection 11(g)(xv) above.

        SECTION 12.  INDEMNIFICATION AND CONTRIBUTION.

                   (a) The Company agrees to indemnify and hold harmless the Representative, the Warrantholder, and any Holder of Warrant Stock (for purposes of this Section 12, "Holder" shall include the officers, directors, partners, employees, agents and counsel of a Warrantholder or a holder of Warrant Stock), and each person, if any, who controls a Holder ("controlling person") within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, from and against any and all losses, claims, damages, expenses (including, without limitation, reasonable attorneys' fees and expenses) or liabilities and all actions, suits, proceedings, injuries, arbitrations, investigations, litigation or governmental or other proceedings (in this Section 12, collectively, "actions") in respect thereof, whatsoever (including, without limitation, any and all expenses whatsoever reasonably incurred in investigating preparing or defending against any action, commenced or threatened, or any claim whatsoever), as such are incurred, to which a Holder or such controlling person may become subject under the Act, the Exchange Act or any other statute or at common law or otherwise, arising out of or based upon any untrue statement or alleged untrue statement of a material tact contained (i) in any preliminary prospectus, any Registration Statement, the Registration Statement or any prospectus (as from time to time amended and supplemented); (ii) in any post-effective amendment or amendments or any new registration statement and prospectus in which is included securities of the Company issued or issuable upon exercise of the Warrants; or
(iii) in any application or other document or written communication (in this Section 12, collectively, "application") executed by the Company or based upon written information furnished by the Company in any jurisdiction in order to qualify the Warrants or the Warrant Stock under the securities or blue sky laws thereof or filed with the Commission, any state securities commission or agency, the National Association of Securities Dealers, Inc. (the "NASD") or the NNM, Nasdaq Small Cap Market or any other securities exchange; or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading (in light of the circumstances in which they were made), unless such statement or omission was made in reliance upon and in conformity with written information furnished to the Company with respect to a Holder by or on behalf of such Holder expressly for use in any preliminary prospectus, the registration statement or any prospectus, or any amendment thereof or supplement thereto, or in any application, as the case may be. In addition to its other obligations under this subsection 12(a), the Company agrees that, as an interim measure during the pendency of any action arising out of or based upon any untrue statement or omission, or alleged untrue statement or alleged omission as described in this subsection 12(a), it shall reimburse the Holders (and, to the extent applicable, each controlling person) on a monthly basis for all reasonable legal or other expenses incurred in connection with investigating or defending any such action notwithstanding the absence of a judicial determination as to the propriety and enforceability of the Company's obligations to reimburse the Holders (and, to the extent applicable, each controlling person) for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement is so held to have been improper as to the Company, the Holders (and, to the extent applicable, each controlling person) shall promptly return it to the Company, together with interest compounded daily, based on the "reference rate" announced from time to time by Bank of America NTSA (the "Prime Rate"). Any such interim reimbursement payments which are not made to the applicable Holder within thirty (30) days of a request for reimbursement shall bear interest at the Prime Rate from the date of such request. In no case shall any interest be in excess of that permitted by law.

                   The indemnity agreement in this subsection 12(a) shall be in addition to any liability which the Company may have at common law or otherwise.

                   (b) Each Holder severally agrees to indemnify and hold harmless the Company (for purposes of this Section 12, "Company" shall include the officers, directors, partners, employees, agents and counsel of the Company) and each other person, if any, who controls the Company ("controlling person") within the meaning of the Act, to the same extent as the foregoing indemnity from the Company to the Holders, but only with respect to statements or omissions, if any, made in any preliminary prospectus, any Registration Statement, or any prospectus or any amendment thereof or supplement thereto or in any application made in reliance upon, and in strict conformity with, written information furnished to the Company with respect to such Holder by or on behalf of such Holder expressly for use in any preliminary prospectus, any Registration Statement or any prospectus or any amendment thereof or supplement thereto or in any application, provided that such written information or omissions only pertain to disclosures in any preliminary prospectus, any Registration Statement or any prospectus directly relating to the transactions in connection with the offering contemplated hereby. In addition to its other obligations under this subsection 12(b), each Holder severally agrees that, as an interim measure during the pendency of any action arising out of or based upon any untrue statement or omission, or alleged untrue statement or alleged omission as described in this subsection 12(b), it shall reimburse the Company (and, to the extent applicable, each controlling person) on a monthly basis for all reasonable legal or other expenses incurred in connection with investigating or defending any action with respect to such Holder notwithstanding the absence of a judicial determination as to the propriety and enforceability of such Holder's obligations to reimburse the Company (and, to the extent applicable, each controlling person) for such expenses and the possibility that such payments might later be held to have been improper by a court of competent jurisdiction. To the extent that any such interim reimbursement is so held to have been improper as to such Holder, the Company (and, to the extent applicable, each controlling person) shall promptly return it to such Holder, together with interest compounded daily, based on the Prime Rate. Any such interim reimbursement payments which are not made to the company within thirty (30) days of a request for reimbursement shall bear interest at the Prime Rate from the date of such request. In no case shall any interest be in excess of that permitted by law. Notwithstanding the provisions of this subsection 12(b), in connection with a registration which includes the Warrants or Warrant Stock pursuant to Subsection 11(b)(i) hereof, no such Holder shall be required to indemnify or hold harmless the Company or any controlling person for any amounts in excess of the net proceeds (before deducting expenses) applicable to the Warrants or Warrant Stock sold by such Holder pursuant to the Registration Statement. Notwithstanding the provisions of this subsection 12(b), in connection with a registration that includes a Holder's Warrants or Warrant Stock pursuant to subsection 11(b)(ii) hereof, no such Holder shall be required to indemnify and hold harmless the Company or any controlling person for any amounts in excess of that portion of all expenses as to which indemnification is properly claimed under this Agreement equal to such Holder's relevant proportion of all net proceeds (before deduction of expenses) applicable to all securities sold pursuant to any Registration Statement or the Registration Statement, as applicable.

                   (c) Promptly after receipt by an indemnified party under this
Section 12 of notice of the commencement of any action, such indemnified party shall notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure to so notify an indemnifying party shall not relieve it from any liability which it may have under this Section 12 except to the extent that it has been materially prejudiced by such failure). In case any such action is brought against any indemnified party, and it notifies an indemnifying party or parties of the commencement thereof, the indemnifying party or parties shall be entitled to participate therein, and to the extent it or they may elect by written notice delivered to the indemnified party or parties promptly after receiving the aforesaid notice from such indemnified party or parties, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, an indemnified party shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying party or parties in connection with the defense of such action at the expense of the indemnifying party or parties,
(ii) the indemnifying party or parties shall not have employed counsel reasonably satisfactory to such indemnified party to have charge of the defense of such action within a reasonable time after notice of commencement of the action or (iii) such indemnified party shall have reasonably concluded that there may be one or more defenses available to it which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses of one additional counsel (in addition to appropriate local counsel) shall be borne by the indemnifying parties. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to appropriate local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. Anything in this Section 12 to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent; provided, however, that such consent may not be unreasonably withheld or delayed.

                   (d) In order to provide for just and equitable contribution in any case in which (i) an indemnified party makes a claim for indemnification pursuant to this Section 12, but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that the express provisions of this Section 12 provide for indemnification in such case or (ii) contribution under the Act may be required on the part of any indemnified party, then each indemnifying party shall contribute to the amount paid as a result of such losses, claims, damages, expenses or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of each of the contributing parties, on the one hand, and the party to be indemnified, on the other hand, in connection with the statements or omissions that resulted in such losses, claims, damages, expenses or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by such Holder, and the parties' relative intent, knowledge, state of mind and access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages, expenses or liabilities (or actions in respect thereof) referred to in the first sentence of this subsection 12(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection 12(d), in a registration that includes a Holder's Warrants or Warrant Stock pursuant to subsection 11(b)(i) hereof, no Holder shall be required to contribute any amount in excess of the net proceeds (before deducting expenses) applicable to the shares of Warrants and Warrant Stock sold by such Holder pursuant to such registration statement and prospectus. Notwithstanding the provisions of this subsection 12(d), in a registration that includes a Holder's Warrant Stock pursuant subsection 11(b)(ii) hereof, no such Holder shall be required to contribute any amount in excess of that portion of all expenses as to which contribution is properly claimed under this Agreement equal to such Holder's relevant portion of all net proceeds (before deducting expenses) applicable to all securities sold pursuant to the Registration Statement, as applicable. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act and the cases and promulgations thereunder) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action against such patty in respect to which a claim for contribution may be made against another party or parties under this subsection 12(d), notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the parry or parties from whom contribution may be sought from any obligation it or they may have hereunder or otherwise than under this subsection 12(d) except to the extent it has been materially prejudiced by such failure. The contribution agreement set forth above shall be in addition to any liabilities which any indemnifying party may have at common law or otherwise. Notwithstanding anything to the contrary contained in this Agreement, no Holder shall be required to contribute any amount in excess of the lesser of (i) that proportion of the total of such losses, claims, damages or liabilities indemnified or contributed against equal to the proportion of the total securities sold pursuant to the Registration Statement, as the case may be, which is being sold by it, or (ii) the proceeds received by it in any such offering. The Holders' obligations in this Section 12(d) to contribute are several in proportion to the number of Warrants or Warrant Shares registered on their behalf and not joint.

                   (e) The indemnity and contribution agreements contained in this Section 12 and the representations shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Holder or any person controlling any Holder, the Company, its directors or officers or any Public Underwriter or any person controlling such Public Underwriter, (ii) acceptance of any Warrants or Warrant Shares and payment therefor hereunder, and (iii) any termination of this Agreement. A successor to any Holder or any person controlling any Holder, or to the Company, its directors or officers, or any person controlling the Company, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 12.

                   (f) In any proceeding relating to any Registration Statement or any prospectus or any amendment or supplement thereto, each party against whom contribution may be sought under this Section 12 hereby consents to the jurisdiction of any court having jurisdiction over any other contributing party, agrees that process issuing from such court may be served upon him or it by any other contributing party and consents to the service of such process and agrees that any other contributing party may join him or it as an additional defendant in any such proceeding in which such other contributing party is a party.

        SECTION 13. NOTICES. All notices and communications hereunder, except as herein otherwise specifically provided, shall be in writing and shall be deemed to have been duly given if mailed, delivered by hand or transmitted by any standard form of telecommunication. Notices to the Warrantholders or a holder of Warrant Stock shall be directed to The Boston Group, L.P. at 1999 Avenue of the Stars, Suite 2550, Los Angeles, California 90067, Attention: Mr. Robert A. DiMinico, with a copy to Munger, Tolles & Olson, 355 South Grand Avenue, 35th Floor, Los Angeles, California 90071, Attention: Sandra A. Seville-Jones, Esq. Notices to the Company shall be directed to the Company at 2144 Michelson Drive, Irvine, California 92612, Attention: Mr. Steven A. Lupinacci, with a copy to Gibson, Dunn & Crutcher LLP, 4 Park Plaza, Irvine, California 92614, Attention:
John M. Williams, Esq;

        SECTION 14. PARTIES. This Agreement shall inure solely to the benefit of and shall be binding upon, the Representative, the Company and the Warrantholders and the holders of Warrant Stock and the controlling persons, officers, directors and others referred to in Section 12 hereof, and their respective successors, legal representatives and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provisions herein contained.

        SECTION 15. MERGER OR CONSOLIDATION OF THE COMPANY. The Company shall not merge or consolidate with or into any other corporation or sell all or substantially all of its property to another corporation, unless the provisions of Section 8.3 hereof are complied with.

        SECTION 16. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All statements contained in the Underwriting Agreement, any schedule, exhibit, certificate or other instrument delivered by or on behalf of the parties hereto, or in connection with the transactions contemplated by this Agreement, shall be deemed to be representations and warranties hereunder. Notwithstanding any investigations made by or on behalf of the parties to this Agreement, all representations, warranties and agreements made by the parties to this Agreement or pursuant hereto shall survive the termination of this Agreement and the issuance, sale and delivery of the Warrant and the Warrant Stock.

        SECTION 17. CONSTRUCTION. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of California, without giving effect to conflict of laws principles thereof.

        SECTION 18. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which taken together shall be deemed to be one and the same instrument.

        SECTION 19. ENTIRE AGREEMENT, AMENDMENTS. This Agreement and the Underwriting Agreement constitute the entire agreement of the parties hereto concerning the subject matter hereof and supersede all prior written or oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may not be amended, modified or altered except in a writing signed by the Representative and the Company.

        IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed, all as of the day and year first above written.

                                            DIEDRICH COFFEE, INC.



                                            By:_________________________________
                                            President and CEO
                                            THE BOSTON GROUP, L.P.



                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________

             THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT
               BE SOLD, EXCHANGED, HYPOTHECATED OR TRANSFERRED IN
             ANY MANNER EXCEPT IN COMPLIANCE WITH SECTIONS 1.3 AND
                11(a) OF THE REPRESENTATIVE'S WARRANT AGREEMENT
                      PURSUANT TO WHICH THEY WERE ISSUED.

                            WARRANT CERTIFICATE NO. 1

                           WARRANT TO PURCHASE 160,000
                             SHARES OF COMMON STOCK

                              VOID AFTER 5:00 P.M.
                       PACIFIC TIME, ON SEPTEMBER 10, 1999

                              DIEDRICH COFFEE, INC.

                           INCORPORATED UNDER THE LAWS
                            OF THE STATE OF DELAWARE

        This certifies that, for value received, THE BOSTON GROUP, L.P.. the registered holder hereof or assigns (the "Warrantholder"), is entitled to purchase from DIEDRICH COFFEE, INC. (the "Company"), at any time during the period commencing at 6:30 am., Pacific time, on September 11, 1997, and before 5:00 p.m., Pacific time, on September 10, 1999, at the purchase price per share of Common Stock of $13.80 (the "Warrant Price"), 160,000 shares of Common Stock of the Company (the "Warrant Stock"). The number of shares of Common Stock of the Company purchasable upon exercise of each Warrant evidenced hereby shall be subject to adjustment from time to time as set forth in the Representative's Warrant Agreement, dated as of September 11, 1996, by and between the Company and the Representative (the "Representative's Warrant Agreement").

        The Warrants evidenced hereby represent the right to purchase an aggregate of up to 160,000 shares of Warrant Stock (subject to adjustment as provided in the Representative's Warrant Agreement) and are issued under and in accordance with the Representative's Warrant Agreement, and are subject to the terms and provisions contained in the Representative's Warrant Agreement, to all of which the Warrantholder by acceptance hereof consents.

        The Warrants evidenced hereby may be exercised in whole or in part by presentation of this Warrant Certificate with the Purchase Form attached hereto duly executed (with a signature guarantee as provided hereon) and simultaneous payment of the Warrant Price at the principal office of the Company. Payment of such price shall be made at the option of the Warrantholder in any manner allowed in the Representative's Warrant Agreement.

        Upon any partial exercise of the Warrants evidenced hereby, there shall be signed and issued to the Warrantholder a new Warrant Certificate in respect of the shares of Warrant Stock as to which the Warrants evidenced hereby shall not have been exercised. These Warrants may be exchanged at the office of the Company by surrender of this Warrant Certificate properly endorsed for one or more new Warrants of the same aggregate number of shares of Warrant Stock as evidenced by the Warrant or Warrants exchanged. No fractional securities shall be issued upon the exercise of rights to purchase hereunder, but the Company shall pay the cash value of any fraction upon the exercise of one or more Warrants. These Warrants are transferable at the office of the Company in the manner and subject to the limitations set forth in the Warrant Agreement.

        This Warrant Certificate does not entitle any Warrantholder to any of the rights of a stockholder of the Company.

                                        DIEDRICH COFFEE, INC.



                                        By:_________________________________
                                           Steven A. Lupinacci
                                           President and Chief Executive Officer

Dated:  September 17, 1996

ATTEST:             [Seal]



____________________________________
Martin R. DIEDRICH
Secretary

                              DIEDRICH COFFEE, INC.
                                  PURCHASE FORM


DIEDRICH COFFEE, INC. (the "Company")

_______________________________________
_______________________________________
Attention:_____President


        The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant Certificate for, and to purchase thereunder, shares of common stock of the Company (the "Warrant Stock") provided for therein, and requests that certificates for the Warrant Stock be issued in the name of:

                   __________________________________________
                     (Please print or Type Name, Address and
                            Social Security Number)

                   __________________________________________

                   __________________________________________

and, if said number of shares of Warrant Stock shall not be all the Warrant Stock purchasable hereunder, that a new Warrant Certificate for the balance of the Warrant Stock purchasable under the within Warrant Certificate be registered in the name of the undersigned Warrantholder or his Assignee as below indicated and delivered to the address stated below.

Dated:

Name of Warrantholder
or Assignee:               _____________________________
                                 (Please Print)

Address:                   _____________________________

                           _____________________________

Signature:                 _____________________________

Note: The above signature must correspond with the name as it appears upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever, unless these Warrants have been assigned.

Signature Guaranteed:____________________________________________

(Signature must be guaranteed by a bank or trust company having an office or correspondent in the United States or by a member firm of a registered securities exchange of the National Association of Securities Dealers, Inc.)

                                   ASSIGNMENT
                 (To be signed only upon assignment of Warrants)

        FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers the right to purchase _____ shares of Warrant Stock represented by the within Warrant Certificate unto, and requests that a certificate for such Warrant be issued in the name of:

                   __________________________________________
                       (Name and Address of Assignee Must
                           be Printed or Typewritten)

                   __________________________________________

                   __________________________________________

hereby irrevocably constituting and appointing ______________ Attorney to transfer said Warrants on the books of the Company, with full power of substitution in the premises and, if said number of Warrant Stock shall not bear all of the Warrant Stock purchasable under the within Warrant Certificate, that a new Warrant Certificate for the balance of the Warrant Stock purchasable under the within Warrant Certificate be registered in the name of the undersigned Warrantholder and delivered to such Warrantholder's address as then set forth on the Company's books.


Dated:________________                            ______________________________
                                                  Signature of Registered Holder

Note: The above signature must correspond with the name as it appears upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever.

Signature Guaranteed:________________________________

(Signature must be guaranteed by a bank or trust company having an office or correspondent in the United States or by a member firm of a registered securities exchange or the National Association of Securities Dealers, Inc.)

                                    EXHIBIT 2

            WARRANT GRANTED TO NUVRTY, INC., A COLORADO CORPORATION,
                            DATED SEPTEMBER 30, 1997

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND THUS MAY NOT BE TRANSFERRED UNLESS REGISTERED UNDER THAT ACT OR SUCH LAWS OR UNLESS AN EXEMPTION FROM REGISTRATION OR QUALIFICATION IS AVAILABLE.

--------------------------------------------------------------------------------

                                     WARRANT

--------------------------------------------------------------------------------

                                                              September 30, 1997



        Diedrich Coffee, Inc., a Delaware corporation ("Company"), hereby grants to Nuvrty, Inc., a Colorado corporation ("Holder"), or its registered assigns the right to acquire the shares of Common Stock issuable upon exercise hereof, subject to the terms and conditions set forth below:

        1. Definitions. As used in this Warrant, the following terms shall mean:

               1.1 "Agreement" - shall mean the Term Loan Agreement of even date, between Company and Holder.

               1.2 "Common Stock" - shall mean the Common Stock, $0.01 par value issued by Company issuable on exercise of this Warrant.

               1.3 "Company" shall include Diedrich Coffee, Inc. and each successor corporation or Diedrich Coffee, Inc. under this Warrant, whether such assumption is express, implied, or by operation of law.

               1.4 "Determination Date" - shall mean the date on which Company receives Holder's written notice of an exercise of the stock purchase right pursuant to Section 2.1 hereof.

               1.5 "Indemnified Person" - shall have the meanings given in
Section 3.7(a) and Section 3.7(b).

               1.6 "Issuance Date" - shall mean the date of this Warrant.

               1.7 "Note" - shall mean the Secured Promissory Note issued by Company to Holder as further described in the Agreement.

               1.8 "Liability" - shall have the meaning given in Section 3.7.

               1.9 "Purchase Price" - shall mean initially $2.25 per share, as adjusted in accordance with Section 5, depending upon the context.

               1.10 "Registration Expenses" - shall have the meaning given in
Section 3.6.

               1.11 "SEC" - shall mean the Securities Exchange Commission.

               1.12 "Securities Act" - shall mean the Securities Act of 1933, as amended.

               1.13 "Shares" - shall mean the shares of Warrant Stock for which this Warrant may be exercised pursuant to Section 2.1 hereof.

               1.14 "Subsidiary" - shall mean any corporation, association or other business entity at least fifty percent (50%) of the outstanding voting stock of which is at the time owned or controlled directly or indirectly by Company or by one or more of such subsidiary entities or both.

               1.15 "Warrant Amount" - shall mean an amount equal to the initial Purchase Price times 340,000 shares, as reduced by the exercise of rights hereunder; provided however that if Company repays Holder all amounts due under the Note within 120 days of the date hereof, thereafter the term "Warrant Amount" shall mean an amount equal to the initial Purchase price times 170,000 shares, as reduced by the exercise of rights hereunder.

               1.16 "Warrant Stock" - shall mean the authorized and unissued Common Stock reserved for issuance upon exercise of the Warrant.

        2.     Right to Purchase.

               2.1 Exercise. Holder shall have the right to purchase for all or any portion of the Warrant Amount that number of shares of fully paid and nonassessable Warrant Stock of Company which is determined by dividing the Warrant Amount by the Purchase Price. Such right shall be exercisable at any time through and including September 30, 2003, or, if later, one year after the final payment of all principal and accrued interest on the Secured Promissory
Note issued to Holder pursuant to the Agreement (the "Note"). Upon the surrender of this Warrant to Company, accompanied by Holder's written notice of exercise and a payment of the Purchase Price for the Shares identified in the notice, Company shall, within ten (10) days from the date of Company's receipt of such notice (a) issue and deliver to Holder certificates evidencing the Shares (as hereinafter set forth) and (b) if any or all of rights to purchase evidenced by this Warrant remain unexercised, return this Warrant or a substitute Warrant to Holder with such notation thereon as appropriate to indicate that partial exercise has occurred and to purchase rights. For the purpose of this Section 2, the purchase shall be deemed to occur at the close of business on the Determination Date. In the event that Holder shall elect to exercise its right with respect to less than the entire number of shares covered by this Warrant, such partial exercise shall not be interpreted to prevent Holder or its transferees, successors or assignees from asserting the then unexercised rights or constitute a waiver of such unexercised rights.


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

               2.2 Form of Payment: "Cashless" Exercise. Payment on exercise of this Warrant may be in cash, by check payable to the order of the Company, by surrender of one or more of the Company's promissory notes (or portion thereof), securities, or other obligations (or portion thereof), or any combination of the above. At Purchaser's option, exercisable in the notice delivered pursuant to
Section 2.1, all or a portion of the Purchase Price may be paid by surrendering a portion of the Shares. The value attributed to any Shares so surrendered shall be the closing offer price on the date of the notice.

               2.3 Fractional Shares. No fractional shares of Warrant Stock, or other class of capital stock, will be issued in connection with any exercise hereunder, but in lieu of such fractional shares, Company shall make a cash payment therefor upon the basis of the fair market value of each Share as of the Determination Date, as determined in good faith by the Board of Directors of Company less the Purchase Price.

               2.4 Interest Adjustment. The parties agree that if the Note was not accompanied by this Warrant, the interest rate would be not more than one percent (1%) higher.

               2.5 Surrender Warrant Following Kickout. If Company repays Holder all amounts due under the Note within 120 days of the date hereof, Holder shall immediately surrender this Warrant to Company and Company shall reissue to Holder a replacement Warrant reflecting the change in the Warrant Amount.

        3. Registration Rights; Transfer of Securities. This Warrant and the Warrant Stock to be issued pursuant to exercise of this Warrant is not transferable except, to the extent such transfers would not violate the provisions of the Securities Act or any applicable state securities laws, (a) to affiliates (as such term is defined in Rule 144 of the Securities Act) of the Holder who are accredited investors within the meaning of Regulation D of the Securities Act, (b) such other persons upon the prior written consent of Company, which consent shall not be unreasonably be withheld, or (c) upon the conditions specified in this Section 3, which conditions are intended to assure compliance with the provisions of the Securities Act and state securities laws in respect of the transfer of any such Warrants or Warrant Stock.

               3.1 Restrictive Legends. Unless and until they are registered under the Securities Act, this Warrant (and any replacement therefor) and the Shares issued upon the exercise of this Warrant shall be stamped or otherwise imprinted with legends in substantially the following form:

        THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND THUS MAY NOT BE TRANSFERRED UNLESS REGISTERED OR QUALIFIED UNDER THAT ACT OR SUCH LAWS OR UNLESS AN EXEMPTION FROM REGISTRATION OR QUALIFICATION IS AVAILABLE.


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

        Company may cause its transfer agent to stop the transfer of such Warrants or Warrant Stock if Holder or the owner of Warrant Stock wishing to make the transfer fails to provide the Company with such a written opinion of counsel.

               3.2 Notice of Proposed Transfers. Subject to Section 3.1, prior to any transfer or attempted transfer of this Warrant (or any Warrant Stock) bearing the legend described in Section 3.1, Holder (or the owner of Warrant Stock) shall give the Company written notice of its intention so to do, describing briefly the nature of any such proposed transfer. If, in the written opinion of counsel for Holder (or the owner of Warrant Stock), in form and substance reasonably satisfactory to the Company or its counsel, addressed to the Company or Holder (or the owner of Warrant Stock), the proposed transfer may be effected without registration of this Warrant (or such Warrant Stock), this Warrant (or the Warrant Stock proposed to be transferred) may be transferred in accordance with the terms of said notice and in compliance with applicable state securities laws and regulations. Company shall not be required to effect any such transfer prior to the receipt of such favorable opinion; provided that if the proposed transfer is governed by Rule 144 promulgated by the SEC, or any successor rule, such opinion shall not be required, but Company may prevent such transfer until it receives evidence satisfactory to it and its counsel that the transfer complies with Rule 144. Each transfer shall comply with all applicable state securities laws and regulations.

               3.3 Piggyback Registration. If Company at any time prior to September 30, 2003 proposes to register any of its securities under the Securities Act (other than a registration effected solely to implement an employee benefit plan, a transaction to which Rule 145 of the SEC is applicable or any other form or type of registration in which the Warrant Stock cannot be included pursuant to SEC rule or practice), it will give a written notice to Holder and the registered owners of Warrant Stock of its intention to do so. If such registration is proposed on a form which permits inclusion of the Warrant Stock, upon the written request of Holder or any owner of Warrant Stock given within 30 days after the transmittal by Company to such Holder or owner of such notice, the Company will, subject to the limits contained in this Section 3.3, use its best efforts to cause all Warrant Stock which said requesting Holder or owner identifies in its request (including Warrant Stock to be issued upon exercise of this Warrant) to be registered under the Securities Act and qualified for sale under any state blue sky law, all to the extent requisite to permit such sale or other disposition by such Holder or owner. Notwithstanding the above, however, if the underwriter managing such registration gives a written notice to the person requesting registration pursuant to this Section
3.3 that market or economic conditions limit the amount of securities of the Company which may reasonably be expected to be sold, the underwriter shall first exclude from the proposed registration the shares of Common Stock which persons other than (a) such requesting Holder or owners of Warrant Stock, (b) the holders of the warrants issued pursuant to the Other Agreements (as that term is defined in the Agreement) or (c) Company have requested to be registered. If, after such exclusion, the total number of shares of Common Stock to be registered still exceeds the number of shares of Common Stock which the underwriter will permit to be registered, each requesting Holder or owner will be allowed to register Warrant Stock pro rata according to the proportion which the number of shares of Warrant Stock held (including shares issuable upon exercise of this Warrant) by such requesting Holder or owner bears to the total number of shares of Common Stock which were proposed to be sold by the underwriter. Company may for any reason determine not to proceed with a


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

proposed registration of its securities even though Holder or one or more owners of Warrant Stock has requested the inclusion of Warrant Stock in such proposed registration. However, if Company determines not to proceed and withdraws the Company's registration statement, Company shall pay all fees and expenses reasonably incurred by the requesting Holder or owner(s) in connection with the proposed registration.

               3.4 Demand Registration. Company shall use its best efforts to qualify and remain qualified for registration of the Warrant Stock on Form S-3 (or a similar short-form registration statement). If singly or in combination, the Holder, holders of any other warrant issued pursuant to the Agreement or the Other Agreements, or owners of Common Stock issued pursuant to this Warrant or any other warrant issued pursuant to the Agreement or the Other Agreements request to have 300,000 or more of their shares of Common Stock (or shares of Warrant Stock which they are entitled to acquire under this or such other warrants) registered, Company will use its best efforts to promptly register such shares on Form S-3 (or a similar short-form registration statement). Such request(s) shall be in writing and shall state the number of shares of Warrant Stock to be registered and the intended method of disposition of such Warrant Stock in sufficient detail to permit a description in a registration statement and shall contain a statement of a good-faith intention to sell the Warrant Stock proposed to be registered. The Company may delay registration pursuant to this Section 3.4 if, in the good-faith judgment of the Company, such registration will hinder or interfere with a concurrent or proposed security issuance of, or acquisition by, the Company; provided that the Company shall use its best efforts to effect the registration following the completion of the transaction or transactions involving such issuance or acquisition. The Company shall give notice to Holder and all registered owners of Warrant Stock of the receipt of a request for registration pursuant to this Section 3.4 and shall provide a reasonable opportunity for such persons to participate in the registration. If any requesting Holder or owner of Warrant Stock determines not to proceed with a registration requested pursuant to this Section 3.4 and the registration is not completed (or is completed but less than 300,000 shares of Warrant Stock are registered), such withdrawing Holder or owner shall pay its proportionate share of the expenses reasonably incurred by Company pursuant to the registration request, unless the decision not to proceed is:

                   (a) based upon a material adverse fact or condition relating to Company which was not disclosed to such Holder or owner of Warrant Stock prior to the request for registration;

                   (b) based upon a written opinion of such Holder or owner's counsel that one or more specific statements or omissions in the proposed registration statement are materially misleading without changes which Company declines to make after written request therefor; or

                   (c) followed by a decision by Company or other holders of Company's Common Stock (or holders of rights to such stock) to proceed with the registration in question, which results in the proposed registration statement becoming effective with respect to shares of Common Stock to be issued by the Company or held by others.


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

               3.5 Registration Procedures. If and whenever Company proposes the registration of any of its securities under the Securities Act, or is in receipt of a request pursuant to Section 3.3 or 3.4, Company will, as expeditiously as possible, subject in all cases to the right of Company to withdraw a proposed registration as described in Section 3.3 or delay the registration as described in Section 3.4.

                   (a) prepare and file with the SEC a registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the period provided for in Section 3.5(g);

                   (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period provided for in Section 3.5(g) and to otherwise comply with the provisions of the Securities Act with respect to the sale or other disposition of the securities covered by such registration statement;

                   (c) furnish to Holder and the owners of Warrant Stock whose securities are to be included in the registration such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents, as Holder or such owners may reasonably request to facilitate the sale or other disposition of the Warrant Stock to be covered by such registration statement;

                   (d) use every reasonable effort to register or qualify the securities covered by such registration statement under such other securities or state blue sky laws of such jurisdictions as Holder or the owners of Warrant Stock participating in such registration shall reasonably request and do any and all other acts and things which may be necessary under such securities or blue sky laws to enable such Holder or owners to consummate the sale or other disposition in such jurisdictions of the securities owned by them which are covered by the registration statement in question, except that the Company shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

                   (e) before filing the registration statement or prospectus or amendments or supplements thereto, furnish to one counsel selected by Holder and the owners of Warrant Stock who have requested registration copies of such documents proposed to be filed which shall be subject to the reasonable approval of such counsel; and

                   (f) furnish to Holder and each requesting owner of Warrant Stock a signed counterpart, addressed to such Holder or owner, of (i) an opinion of counsel for Company, dated the effective date of the registration statement, and (ii) a "comfort" letter signed by the independent public accountants who have certified Company's financial statements included in the registration statement, covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and (in case of the accountants' letter with respect to events subsequent to the date of the financial statements, as are customarily covered (at the time of such registration) in opinions of Company's counsel and in accounts' letters delivered to the underwriters in underwritten public offerings of securities; and


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

                   (g) notwithstanding any other provision of this Section 3, Company shall not in any event be required to use its best efforts to maintain the effectiveness of any such registration statement for a period in excess of 90 days (or at the request of Holder or any owner of Warrant Stock who so requests, an additional 90 days).

               3.6 Expenses. All expenses incurred in effecting all registrations provided for above, including without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for Company, expenses of any audits incident to or required by any such registration and expenses of complying with the securities or blue sky laws of any jurisdictions relating to a registration pursuant to Section 3.3 or 3.4 hereof (all of such expenses referred to as "Registration Expenses") shall be paid by Company; provided, however, that Company shall bear the Registration Expenses for no more than two registrations pursuant to Section 3.4 for all holders of this Warrant and the warrants issued in connection with the Other Agreements. The Company shall not pay any fees or expenses of counsel for Holder or the owners of Warrant Stock or any counsel for underwriters or any fees or commissions due to any underwriter with respect to any Warrant Stock.

               3.7 Indemnification.

                   (a) In the event of any registration of any of its securities under the Securities Act pursuant to Section 5, Company shall indemnify and hold harmless the seller of such securities, each underwriter (as defined in the Securities Act), and each other person, if any, who controls (within the meaning of the Securities Act) such seller, underwriter or participating seller (individually and collectively the "Indemnified Person") against any losses, claims, damages or liabilities (collectively the "liability"), joint or several, to which such Indemnified Person may become subject under the Securities Act or any other statute or at common law, insofar as such liability (or action in respect thereof) is caused by (i) any untrue statement of material fact contained on the effective date thereof, in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein or any amendment or supplement thereto, or (ii) any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading. Except as otherwise provided in Section 3.7(d), Company shall reimburse each such Indemnified Person in connection with investigating or defending any such liability, provided, however, that Company shall not be liable to any Indemnified Person in any such case to the extent that any such liability is caused by any untrue statements or omissions made in such registration statement, preliminary or final prospectus, or amendment or supplement thereto in reliance upon and in conformity with information furnished to Company by such Indemnified Person specifically for use therein; and provided further, that Company shall not be required to indemnify any Indemnified Person against any liability caused by any untrue or misleading statement or omission contained in any preliminary prospectus if such deficiency is corrected in the final prospectus or for any liability which is caused by the failure of any person other than Company to deliver a prospectus as required by the Securities Act. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Person and shall survive transfer of such securities by such seller.


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

                   (b) If, at the request of Holder or any owner of Warrant Stock, Company shall register any of the Warrant Stock of such requesting Holder or owner, that requesting Holder or owner shall indemnify and hold harmless Company, Company's directors and officers, each underwriter and each other person, if any, who controls (within the meaning of the Securities Act) Company or such underwriter (individually and collectively also the "Indemnified Person") against any liability (or actions in respect thereof) was caused by (i) the disposition of this Warrant or Warrant Stock by such Holder or owner in violation of the provisions of Section 3.2; (ii) an untrue statement of material fact contained in, on the effective date thereof, any registration statement under which such securities were registered, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, which untrue statement was included therein in good faith reliance on and in conformity with information furnished to Company in writing by such Holder or owner specifically for use in such registration statement, preliminary or final prospectus, or amendment or supplement thereto, or (iii) an omission of material fact required to be stated in any registration statement under which such securities were registered, an preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, which omission was the result of the Indemnified Person's good-faith reliance on and in conformity with information furnished to Company in writing by such Holder or owner specifically for use in such registration statement, preliminary or final prospectus, or amendment or supplement thereto. Notwithstanding the above, however, no Holder or owner of Warrant Stock shall be required to indemnify any Indemnified Person if any untrue statement or omission of material fact was made in reliance on the advise, conclusions, calculations, determinations, or authority of an expert so long as Holder or such owner of Warrant Stock had no reasonable ground to disbelieve, and did not in tact disbelieve, the accuracy or completeness of the information provided by the Holder or owner in reliance on such expert. A Holder or owner of Warrant Stock otherwise required to provide indemnification pursuant to this Section 3.7(b) shall reimburse any Indemnified Person for any legal fees incurred in investigating or defending any such liability, provided, however, that no such Holder or owner of Warrant Stock shall be required to indemnify any person against any liability arising from any untrue or misleading statement or omission contained in any preliminary prospectus if such deficiency is corrected in the final prospectus or for any liability which arises out of the failure of any person other than Holder (or the indemnity obligation shall apply to the benefit of the Company, the Company's directors and officers, each underwriter and each other person, if any, who controls the Company or such underwriter and to no other persons or entities.

                   (c) Subject to such modifications as the context may require, indemnification similar to that specified in Section 3.7(a) above shall be given by Holder and owners of Warrant Stock who have indemnity obligations (but only to the extent of such Holder or owner's obligations thereunder) with respect to any required registration or other qualification of Warrant Stock under any federal or state law or regulation of governmental authority other than the Securities Act.

                   (d) If Company, Holder, or any owner of Warrant Stock receives a complaint, claim or other notice of any liability or action, giving rise to a claim for indemnification under Section 3.7(a), 3.7(b), or 3.7(c), the person claiming indemnification under such sections shall promptly notify the person against whom indemnification is sought of


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

such complaint, notice, claim or action and such indemnifying person shall have the right to investigate and defend any such loss, claim, damage, liability, or action. The person claiming indemnification shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses sought unless the indemnifying party fails to promptly defend (in which case the fees and expenses of such separate counsel shall be borne by the person against whom indemnification is sought). In no event shall a person against whom indemnification is sought be obligated to indemnify any person for any settlement of any claim or action effecting without indemnifying person's prior written consent.

               3.8 Contribution. If the indemnification by Company as provided for in Sections 3.7(a) or 3.7(c) is unavailable or insufficient to hold harmless the Indemnified Persons in respect of any liability, then Company shall contribute to the amount paid or payable by such Indemnified Persons as a result of such liability in such proportion as is appropriate to reflect the relative fault of Company on the one hand and the Indemnified Person(s) on the other, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities, expenses or actions as well as any other relevant equitable considerations, including the failure to file the notice required hereunder. The relative fault of Company and the Indemnified Person(s) shall be determined by reference to, among other things, whether the untrue statement of material fact relates to the information supplied by Company or the Indemnified Person(s) and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Company agrees that it would not be just and equitable if contributions pursuant to this
Section 3.8 were determined by pro rata allocation or by any other method of allocation which did not take account of the equitable considerations referred to above.

               3.9 Registration Rights Do not Necessarily Follow the Warrant Stock. Notwithstanding the provisions of this Section 3, if Holder causes Company to issue any Warrant Stock to a third party, or if Holder transfers any Warrant Stock issued to it to a third party, Holder shall retain the right to have those shares registered as set forth in this Section 3, and the third-party owner of such Warrant Stock shall not have any registration rights under this Warrant, unless the Company shall give its written consent to the transfer of such registration rights.

               3.10 Termination of Registration Rights. Notwithstanding the provisions of this Section 3, the rights to registration of the Warrant Stock shall terminate, as to any particular Warrant Stock, when such Warrant Stock shall have been lawfully sold by the holder pursuant to a registration statement or Rule 144 or may be sold pursuant to Rule 144 during any three month period or, if earlier, the later of September __, 2003 and one year after the final payment of all principal and accrued interest on the Note.

               3.11 Compliance with Rule 144. At the request of Holder or any owner of Warrant Stock who proposes to sell Warrant Stock in compliance with Rule 144 of the SEC, Company shall forthwith furnish to Holder or such owner a written statement of compliance with the filing requirements of the SEC as set forth in such Rule, as such Rule may be amended from time to time and make available to the public and Holder or such owner such information as will enable holder of the owner to make sales of Warrant Stock pursuant to Rule 144.


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

               3.12 Consent to Be Bound. Each subsequent Holder and each transferee of any Warrant Stock must consent in writing to be bound by the terms and conditions of this Section 3 in order to acquire the registration rights granted pursuant to this Section.

               3.13 Investment Intent. Holder represents and warrants that this Warrant and the Warrant Stock issuable upon exercise of the Warrant are being acquired by Holder solely for Holder's own account, for investment purposes only, and with no present intention of distributing, selling or otherwise disposing of the Warrant or the Warrant Stock issuable upon exercise of the Warrant.

               3.14 Sophistication. Holder represents and warrants that Holder is able to bear the economic risk of the investment required pursuant to this Warrant and the Warrant Stock issuable upon exercise of the Warrant and can afford to sustain a total loss on such investment, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the proposed investment and therefore has the capacity to protect its own interests in connection with the Warrant.

        4. Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to Company of the ownership of and the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement in an amount reasonably satisfactory to Company, or (in the case of mutilation) upon surrender and cancellation of the mutilated Warrant, Company will execute and deliver, in lieu thereof, a new Warrant of like tenor.

        5.     Protection Against Dilution

               5.1 Adjustment for Stock Splits and Combinations. If Company at any time or from time to time after the Issuance Date effects a subdivision of the outstanding Warrant Stock, the Purchase Price then in effect immediately before the subdivision shall be proportionately decreased, and conversely, if Company at any time or from time to time after the Issuance Date combines the outstanding shares of Warrant Stock, the Purchase Price then in effect immediately before the combination shall be proportionately increased. Any adjustment under this Section 5.1 shall become effective as of the date and time the subdivision or combination becomes effective.

               5.2 Adjustment for Certain Dividends and Distributions. If Company at any time or from time to time after the Issuance Date makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Purchase Price then in effect shall be decreased as of the time of such issuance or, in the event such a record date is fixed, as of the close of business on such record date, by multiplying the Purchase Price then in effect by a fraction (1) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and
(2) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, that if such record date is fixed and such dividend is not fully paid, or if such distribution is not fully made on the date fixed therefor, the Purchase Price shall be recomputed to reflect that such dividend was not fully paid or that such distribution was not fully made as of the close of business on such record date and thereafter the Purchase Price shall be adjusted pursuant to this Section 5.2 as of the time of actual payment of such dividends or distributions.

               5.3 Adjustments for Other Dividends and Distributions. In the event Company at any time or from time to time after the Issuance Date makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of Company other than shares of Common Stock, then and in each such event provision shall be made so that Holder shall receive upon exercise of this Warrant, in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of Company which Holder would have received had the Warrant been fully exercised for Common Stock on the date of such event and had Holder thereafter, during the period from the date of such event to and including the date of exercise, retained such securities receivable by it as aforesaid during such period, subject to all other adjustments called for during such period under this
Section 5 with respect to the rights of Holder.

               5.4 Adjustment for Reclassification, Exchange and Substitution. If the Warrant Stock issuable upon the exercise of this Warrant is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend or a reorganization, merger, consolidation or sale of assets, provided for elsewhere in this Section
5), then, and in any such event, Holder shall have the right thereafter, upon exercise of this Warrant to receive the kind and amount of stock and other securities and property receivable upon such reorganization, reclassification or other change, in an amount equal to the amount that Holder would have been entitled to had it immediately prior to such reorganization, reclassification or change exercised Holder's rights to purchase under this Warrant, but only at such time and to the extent this Warrant is actually exercised, all subject to further adjustment as provided herein.

               5.5 Reorganizations, Mergers, Consolidations or Sales of Assets. If at any time or from time to time there is a capital reorganization of the Warrant Stock (other than a recapitalization, subdivision, combination, reclassification or exchange of the Warrant Stock provided for elsewhere in this
Section 5) or merger or consolidation of Company with or into another entity, or the sale of all or substantially all of Company's properties and assets to any other person then, as a part of such reorganization, merger, consolidation or sale, provision shall be made so that Holder shall thereafter be entitled to receive, upon exercise of rights to purchase under this Warrant (but only to the extent such rights are exercised), the number of shares of stock or other securities or property of Company, or of the successor entity resulting from such merger or consolidation or sale, to which a holder of Warrant Stock, or other securities, deliverable upon the exercise of purchase rights under this Warrant would otherwise have been entitled on such capital reorganization, merger, consolidation, or sale. In any such case, appropriate adjustments shall


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

be made in the application of the provisions of this Section 5 (including adjustment of the Purchase Price then in effect and number of shares purchasable) which shall be applicable after such events; provided, however, that any such adjustments shall be made so as to ensure that the provisions of this Section 5 applicable after such events shall be as equivalent as may be practicable to the provisions of this Section 5 applicable before such events.

               5.6 Officer's Certificate of Adjustment. In any case of an adjustment or readjustment of the Purchase Price, the number of shares of Warrant Stock or other securities issuable upon exercise of this Warrant, the Company's chief financial officer at its expense shall compute such adjustment or readjustment in accordance with the provisions hereof and shall prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to Holder at Holder's address as shown in Company's books. The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based including a statement of (a) the consideration received or deemed to be received by Company for any Warrant Stock issued or sold or deemed to have been issued or sold, (b) the Purchase Price at the time in effect, and
(c) the type and amount, if any, of other property which at the time would be received upon exercise of this Warrant. Notwithstanding the above, the Holder may select and cause independent public accountants of recognized standing also to compute such adjustment or readjustment in accordance with the provisions hereof and to prepare a certificate showing such adjustment or readjustment. If, by such computation, the Holder shall determine that the computation performed by the Company's chief financial officer was incorrect by five percent (5%) and such inaccuracy was prejudicial to the Holder, then, at the option of Holder, the cost of Holder's computation and certificate preparation shall be borne by Company and shall be due and owing upon demand.

               5.7 No Change in Warrant Required. The form of this Warrant need not be changed because of any adjustment in the Purchase Price or in the number of shares of Warrant Stock purchasable on its exercise. A Warrant issued after any such adjustment on any partial exercise or in replacement may continue to express the same Purchase Price and the same number of shares of Warrant Stock (appropriately reduced in the case of partial exercise) as are stated on the face of this Warrant as initially issued, and that Purchase Price and number of shares shall be considered to have been so changed as of the close of business on the date of adjustment.

               5.8 Reservation of Shares. Company recognizes that since the Warrant Amount is a fixed number, the adjustments provided in this Section will alter the number of shares subject to purchase rights and agrees to adjust the appropriate number(s) of shares reserved pursuant to Section 7.1 for issuance upon exercise of purchase rights.

        6.     Transfer of Securities.

               6.1 Transfer. Subject to the restrictions on transfer contained in the Agreement, this Warrant and all rights hereunder are transferable on the books of Company maintained for such purpose at its principal office referred to above by Holder in person or by duly authorized attorney, upon surrender of this Warrant properly endorsed and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that this Warrant


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

when endorsed in blank shall be deemed negotiable and that when this Warrant shall have been so endorsed, Holder hereof may be treated by Company and all other persons dealing with this Warrant, as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, or to the transfer hereof on the books of Company, any notice to the contrary notwithstanding; but until such transfer on such books, Company may treat the registered Holder hereof as the owner for all purposes.

               6.2 Rights Under Agreement. The Shares issuable upon the exercise of this Warrant are subject to the terms, conditions and limitations set forth in the Agreement.

               6.3 Payment of Taxes. All Shares issued upon the exercise of rights under this Warrant shall be validly issued, fully paid and nonassessable, and Company shall pay all taxes and other governmental charges that may be imposed in respect of the issue or delivery thereof. Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issuance of any certificate for Shares in any name other than that of Holder surrendered in connection with the purchase of such Shares, and in such case Company shall not be required to issue or deliver any stock certificate until such tax or other charge has been paid or it has been established to Company's satisfaction that no tax or other charge is due.

        7.     Affirmative Duties of Company.

               7.1 Reservation of Warrant Stock. Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of issuance upon the exercise of the purchase rights under this Warrant, such number of shares of Warrant Stock as shall be issuable upon the exercise hereof. Company covenants and agrees that, upon such exercise all Shares issuable upon such exercise shall be duly and validly issued, fully paid and nonassessable.

               7.2 No Dilution or Impairment. Company will not, by amendment of its certificate of incorporation or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant. Without limiting the generality of the foregoing, Company will take all such action as may be necessary or appropriate in order that Company may validly and legally issue fully paid and nonassessable Warrant Stock upon the exercise of the purchase rights in this Warrant.

        8.     Notices to Warrant Holder

               8.1 Notices to be Given. Nothing contained in this Warrant shall be construed as conferring upon Holder hereof the right to vote or to consent or to receive notice as a shareholder in respect of any meetings of shareholders for the election of directors or any other matter or as having any rights whatsoever as a shareholder of Company. If, however, at any time prior to the expiration (by lapse of time or complete exercise) of the purchase right under this Warrant, any of the following events shall occur:


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

                   (a) Company shall take a record of the holders of its shares of Warrant Stock for the purpose of entitling them to receive a dividend or distribution; or

                   (b) Company shall offer to the holders of its Common Stock generally any additional shares of capital stock of Company or securities convertible into or exchangeable for shares of capital stock of Company, or any option, right or warrant to subscribe therefor; or

                   (c) Company shall reclassify its Common Stock; or

                   (d) Company shall engage in or enter into any capital reorganization, consolidation or merger; or

                   (e) A dissolution, liquidation or winding up of Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business as an entirety shall be proposed; then Company shall give written notice of such event to Holder at least fifteen (15) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the shareholders entitled to receive such dividend, distribution, convertible or exchangeable securities or subscription rights, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to give such notice or any defect therein shall not affect the validity of any action taken in connection with the declaration or payment of any such dividend, or the issuance of any convertible or exchangeable securities, or subscription rights, options or warrants, or any proposed dissolution, liquidation, winding up or sale.

               8.2 Listing on Stock Exchange. The Common Stock is currently listed on NASDAQ. If the Company at any time lists any Common Stock or other securities of the same class as those issuable on exercise of this Warrant on any national securities (other than NASDAQ), the Company will, at its sole expense, simultaneously list on that exchange, an official notice of issuance on exercise of this Warrant and maintain such listing or inclusion of all shares of Warrant Stock or other securities from time to time issuable on exercise of this Warrant.

               8.3 Methods; Addresses. Except as otherwise provided herein, any notice or demand which, by the provisions hereof, is required or which may be given to or served upon the parties hereto shall be in writing and, if by telegram, telecopy or telex, shall be deemed to have been validly served, given or delivered when delivery is confirmed electronically, if by personal delivery, shall be deemed to have been validly served, given or delivered upon actual delivery and, if mailed, shall be deemed to have been validly served, given or delivered three (3) business days after deposit in the United States mails, as registered or certified mail, with proper postage prepaid and addressed to the party or parties to be notified, at the following addresses (or such other address(es) as a party may designate for itself by like notice):


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

                      (a)    If to Holder:

                             Nuvrty, Inc.
                             Attention:  Amre Youness
                             3 Civic Plaza, Suite 170
                             Newport Beach, California 92660
                             Facsimile: (714) 721-8102

                             With copy to:

                             Bernard I. Segal, A Professional Corporation
                             Attention:  Bernard I. Segal
                             1900 Avenue of the Stars, 19th Floor
                             Los Angeles, California 90067
                             Facsimile: (310) 556-1418

                             If to Company:

                             Diedrich Coffee, Inc.
                             Attention:  President
                             2144 Michelson Drive
                             Irvine, California 92612
                             Facsimile:  (714) 756-1144

                             With copy to:

                             Paul, Hastings, Janofsky & Walker LLP
                             Attention:  Peter J. Tennyson
                             Seventeenth Floor
                             695 Town Center Drive
                             Costa Mesa, California 92626
                             Facsimile:  (714) 979-1921

               8.4 Warrant Agent. The Company may, on written notice to the Holder, appoint an agent for the purposes of issuing Warrant Stock or other securities on the exercise of this Warrant and/or replacing or exchanging this Warrant. If any such appointment is made, any issuance, replacement, or exchange shall be made at that office by that agent.

               8.5 No Right as Shareholder. No Holder of this Warrant, as such, shall be entitled to vote or receive dividends or be considered a shareholder of the Company for the purposes, nor shall anything in this Warrant be construed to confer on any Holder of this Warrant, as such, any rights of a shareholder of the Company or any right to vote, to give or withhold consent to corporate action, to receive notice of meetings of shareholders, or to receive dividends or subscription rights or otherwise.


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

        9.     Miscellaneous.

               9.1 Survival of Covenants. All agreements and covenants made herein shall survive the execution and delivery hereof.

               9.2 Failure or Indulgence Not Waiver. No failure or delay on the part of Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any one or more of such failures or delays constitute a course of performance or dealing on which Company is entitled to rely, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercises thereof or of any other right, power or privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

               9.3 Cost of Enforcement. If any default is made in the fulfillment of Company's duties under this Warrant, Company shall pay Holder all costs of enforcement, including, without limitation, reasonable attorneys' and accountants' fees and costs of appeals and interest on any sums actually disbursed at the rate set forth herein.

               9.4 Governing Law. This Warrant has been executed in and shall be governed by the laws of the State of California. As part of the consideration for Holder's investment herein, Company and Holder hereby agree that all actions or proceedings arising directly or indirectly hereunder, whether instituted by Holder or Company, may, at the option of Holder, be litigated in courts having situs within the State of California, County of Orange and Company hereby expressly consents to the jurisdiction of any local, state or federal court located within said state and county, and consents that any service of process in such action or proceeding may be made by personal service upon Company wherever Company may be located, or by certified or registered mail directed to Company at its last known address. Company and Holder waive trial by jury, any objection based on forum non conveniens, and any objection to venue of any action instituted hereunder.

               9.5 Modification. Neither this Warrant nor any provision hereof may be amended, modified, waived, discharged or terminated with respect to Holder unless agreed to by the Holder.

               9.6 Severability. Whenever possible, each provision of this Warrant will be interpreted in such manner as to be effective and valid under applicable law, but, if any provision of this Warrant is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Warrant.

               9.7 Further Assurance. At any time or from time to time upon the request of Holder, Company will execute and deliver such further documents and do such other acts and things as Holder may reasonably request in order fully to effectuate the purposes of this Warrant, the exercise of Holder's purchase right.


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

               9.8 Successors. All the covenants, agreements, representations and warranties contained in this Note shall bind the parties hereto and their respective heirs, executors, administrators, distributees, successors and assigns.

               9.9 Headings. The section headings in this Warrant are inserted for purposes of convenience only and shall have no substantive effect.

               9.10 Construction. Both of the parties have participated in the drafting of this Warrant. Consequently, no provision of this Warrant shall be construed in favor of or against any party by reason of his or its attorney having drafting it.

                            [Signature Page Follows]

                           [SIGNATURE PAGE - WARRANT]

        IN WITNESS WHEREOF, the parties hereto have caused this Warrant to be executed as of the day and year first written above.

                                            DIEDRICH COFFEE, INC.


                                            By:_________________________________
                                                    Kerry Coin, President





                                            NUVRTY, INC.


                                            By:_________________________________
                                               Amre Youness,____________________

                           [SIGNATURE PAGE - WARRANT]

        IN WITNESS WHEREOF, the parties hereto have caused this Warrant to be executed as of the day and year first written above.

                                            DIEDRICH COFFEE, INC.


                                            By:_________________________________
                                                     Kerry Coin, President





                                            NUVRTY, INC.


                                            By:_________________________________
                                               Amre Youness,____________________